As filed with the Securities and Exchange Commission on May 30, 2008

Registration No. 033-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

Exact Name of Registrant as Specified in Charter: TCW Funds, Inc.	Area Code and Telephone Number: (213) 244-0000

Address of Principal Executive Offices: (Number, Street, City, State, Zip Code) 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017

Name and Address of Agent for Service:

Philip K. Holl, Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

With copies to:

Douglas P. Dick, Esquire, Dechert LLP

4675 MacArthur Court, Suite 1400

Newport Beach, California 92660

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement goes effective
(Number and Street) (City) (State) (Zip Code)

Calculation of Registration Fee under the Securities Act of 1933:

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on the thirtieth day after the date upon which it is filed, pursuant to Rule 488 under the Securities Act of 1933.

TCW Equities Fund

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

1-800-FUND-TCW

July     , 2008

Dear TCW Equities Fund Shareholder:

The Board of Directors has called a Special Meeting of Shareholders of the TCW Equities Fund (the “Equities Fund”) scheduled to be held at 9:00 a.m., local time, on Monday, August 18, 2008 at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

The Board of Directors of TCW Funds, Inc. (the “Company”), on behalf of the Equities Fund, has approved a reorganization of the Equities Fund into the TCW Focused Equities Fund (the “Focused Equities Fund”), each a series of the Company managed by TCW Investment Management Company (the “Reorganization”). If the Reorganization is approved by shareholders, you will become a shareholder of the Focused Equities Fund on the date that the Reorganization occurs. The Focused Equities Fund has an investment objective that is identical and investment policies that are similar in many respects to those of the Equities Fund.

While the Reorganization will result in some changes, we expect the Reorganization will offer shareholders the following advantages:

Anticipated reduction in total gross and net operating expenses. The Reorganization is expected to result in a reduction in the total gross and net operating expenses for holders of Class N shares of the Equities Fund. In addition, management has agreed to cap the expenses for the Focused Equities Fund at the lower, pre-merger expense ratio of the Class I shares of the Equities Fund for a period of one year after the Reorganization.

Larger asset base. Shareholders are expected to benefit from combining the funds because, among other things, the Focused Equities Fund would have a larger asset base, which may provide greater investment opportunities and economies of scale over the long term.

No change in fund management. Both the Equities Fund and the Focused Equities Fund are managed by TCW Investment Management Company. Both Funds also have the same portfolio managers.

You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying Prospectus/Proxy Statement describes the Reorganization and compares the policies and expenses of each of the funds for your evaluation.

After careful consideration, the Board of Directors of the Company unanimously approved this proposal and recommended that shareholders vote “FOR” the proposal.

We urge you to vote your shares:

•	By completing and returning the enclosed proxy card in the envelope provided at your earliest convenience,

•	By touch-tone telephone by calling the 1-800 number that appears on the enclosed proxy card, or

•	In person at the Special Meeting.

Voting by telephone will reduce the time and costs associated with the proxy solicitation.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Prospectus/Proxy Statement and cast your vote. It is important that your vote be received no later than [—], 2008.

Proxy solicitations will be made by mail, and may also be made by personal interview, telephone, and facsimile transmission on behalf of the Equities Fund by the Company’s directors and officers.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

William C. Sonneborn
President
TCW Funds, Inc.

TCW Equities Fund

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

1-800-FUND-TCW

Notice of Special Meeting of Shareholders of

TCW Equities Fund

Scheduled For August 18, 2008

To the TCW Equities Fund Shareholders:

A Special Meeting of Shareholders (“Special Meeting”) of the TCW Equities Fund (the “Equities Fund”) is scheduled for Monday, August 18, 2008 at 9:00 a.m. local time, at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

The purposes of the Special Meeting of the Equities Fund are as follows:

1.	To approve an Agreement and Plan of Reorganization providing for: (i) the transfer of all of the assets and liabilities of the Equities Fund to the TCW Focused Equities Fund (the “Focused Equities Fund”); (ii) the issuance of Class I and Class N shares, as applicable, of the Focused Equities Fund to holders of the Class I and Class N shares, respectively, of the Equities Fund; (iii) the subsequent complete liquidation of the Equities Fund; and (iv) an amendment to the Articles of Incorporation of TCW Funds, Inc. reclassifying the Class I and Class N shares of the Equities Fund into Class I and Class N shares, respectively, of the Focused Equities Fund to become effective after the closing.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 31, 2008 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Prospectus/Proxy Statement. Regardless of whether you plan to attend the meeting, please complete, sign and promptly return the enclosed proxy card or promptly cast your vote by telephone so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

By Order of the Board of Directors of TCW Funds, Inc.

Philip K. Holl
Secretary

July      2008

PROSPECTUS/PROXY STATEMENT

TCW Equities Fund

865 South Figueroa Street

Suite 1800

Los Angeles, CA 90017

1-800-FUND-TCW

Special Meeting of Shareholders Scheduled for

August 18, 2008

Relating to the Reorganization of

TCW Equities Fund

(a series of the TCW Funds, Inc.)

into TCW Focused Equities Fund

(a series of the TCW Funds, Inc.)

(collectively, the “Funds” and each, a “Fund”)

INTRODUCTION

This Prospectus/Proxy Statement provides you with information about a proposed transaction between the TCW Equities Fund (the “Equities Fund”) and the TCW Focused Equities Fund (the “Focused Equities Fund”), both series of TCW Funds, Inc. (the “Company”), a Maryland corporation which is an open-end investment company registered under the Investment Company Act of 1940. If approved, this transaction (the “Reorganization”) will involve:

•	the transfer of all of the assets and liabilities of the Equities Fund to the Focused Equities Fund;

•	the issuance of Class I and Class N shares, as applicable, of the Focused Equities Fund to holders of the Class I and Class N shares, respectively, of the Equities Fund;

•	the subsequent complete liquidation of the Equities Fund; and

•

an amendment to the Articles of Incorporation of the Company reclassifying the Class I and Class N shares of the Equities Fund into Class I and Class N shares, respectively, of the Focused Equities Fund to become effective after the closing.

As a result of the Reorganization, you will receive shares of the Focused Equities Fund having an aggregate net asset value equal to the aggregate net asset value of the shares you held of the Equities Fund as of the close of business on the day of the Reorganization.

You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions will be accomplished.

Because you, as a shareholder of the Equities Fund, are being asked to approve a transaction that will result in you holding shares of the Focused Equities Fund, this Proxy Statement also serves as a Prospectus for the Focused Equities Fund.

This Prospectus/Proxy Statement, which you should retain for future reference, concisely sets forth important information about the Focused Equities Fund that you should know before investing. A Statement of Additional Information dated             , 2008 related to this Prospectus/Proxy Statement and the Reorganization (the “Reorganization SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Reorganization SAI is available upon request and without charge by calling 1-800-FUND-TCW.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the SEC. The following documents have been filed with the SEC and are incorporated herein by reference: (i) the Prospectus of the Equities Fund and the Focused Equities Fund (Class I shares) dated February 29, 2008; (ii) the Prospectus of the Equities Fund and the Focused Equities Fund (Class N shares) dated February 29, 2008; (iii) the Statement of Additional Information of the Equities Fund and the Focused Equities Fund dated February 29, 2008 (the “SAI”); and (iv) the Annual Report of the Equities Fund and the Focused Equities Fund for the period ended October 31, 2007 (the “Annual Report”). Copies of any of these documents and any subsequently released annual or semi-annual reports for either of the Funds may be obtained, without charge, by calling 1-800-FUND-TCW or on the Internet at www.tcwfunds.com.

You can copy and review information about each Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Proxy materials, reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined that this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY

You should read this entire Prospectus/Proxy Statement carefully. For additional information, you should consult the Focused Equities Fund Prospectus and the Equities Fund Prospectus, which are incorporated herein by reference, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix A.

On February 20, 2008, the Board of Directors of the Company, on behalf of the Equities Fund, approved an Agreement and Plan of Reorganization with respect to the Equities Fund (the “Reorganization Agreement”). Subject to shareholder approval, the Reorganization Agreement provides for:

•	the transfer of all of the assets of the Equities Fund to the Focused Equities Fund;

•	the assumption by the Focused Equities Fund of all of the liabilities of the Equities Fund;

•	the issuance of Class I and Class N shares, as applicable, of the Focused Equities Fund to holders of the Class I and Class N shares, respectively, of the Equities Fund;

•	the complete liquidation of the Equities Fund; and

•

an amendment to the Company’s Articles of Incorporation reclassifying the Class I and Class N shares of the Equities Fund into Class I and Class N shares, respectively, of the Focused Equities Fund to become effective after the closing.

The Reorganization is expected to be effective upon the close of business on [Closing Date], 2008, or on such other date as the parties may agree (the “Closing”). As a result of the Reorganization, each shareholder of Class I shares of the Equities Fund will become a shareholder of Class I shares of the Focused Equities Fund and each shareholder of Class N shares of the Equities Fund will become a shareholder of Class N shares of the Focused Equities Fund.

Each shareholder will hold, immediately after the Closing, Class I shares or Class N shares of the Focused Equities Fund having an aggregate value equal to the aggregate value of the Class I shares or Class N shares, respectively, of the Equities Fund held by that shareholder as of the close of business on the business day of the Closing.

The primary purposes of the proposed Reorganization are to seek potential economies of scale and to eliminate certain costs associated with operating the Equities Fund and the Focused Equities Fund separately. The proposed Reorganization is designed to provide investors in the Equities Fund with the ability to invest in a fund with an identical investment objective, long-term capital appreciation, and very similar investment policies to the Equities Fund, but with a larger combined asset base than the Equities Fund.

The portfolio managers of the Focused Equities Fund and the Equities Fund are Thomas K. McKissick and N. John Snider. The investment objectives of both Funds are identical and the investment policies and investment strategies are similar. However, there are some differences. In managing the Focused Equities Fund Messrs. McKissick and Snider typically invest in a portfolio of 25 to 40 issues while the Equities Fund typically holds securities in a larger number of issues.

Management has determined that rather than operating two separate funds with identical investment objectives managed in a substantially similar style by Messrs. McKissick and Snider, that it is in the best interests of the shareholders of the Equities Fund (as well as shareholders of the Focused Equities Fund) to consolidate the assets of both Funds into one fund, the Focused Equities Fund, with a larger combined asset base. Combining the assets of the Funds is intended to provide various benefits to shareholders of the Equities Fund who become shareholders of the Focused Equities Fund (as well as to existing and future investors in the Focused Equities Fund). For example, management believes that the shareholders of the Equities Fund may benefit from the participation in a fund that has had greater overall investment returns than those achieved by the Equities Fund. Management also believes that the Reorganization may benefit the existing and future shareholders of the Focused Equities Fund and the shareholders of the Equities Fund by resulting in a surviving fund with a larger asset base. A larger asset base is expected to provide greater investment opportunities for the surviving portfolio and the potential to take larger portfolio positions, as well as the potential for lower total annual portfolio operating expenses through economies of scale. Based on these factors, Management has determined that the Reorganization is in the best interests of shareholders of each Fund.

Further, the Reorganization will allow the Equities Fund’s shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve long-term capital appreciation through investments in equity securities and equity equivalents of large capitalization companies. Subject to the restrictions of each of the various funds in the TCW Funds group, shareholders of the Focused Equities Fund, including former shareholders of the Equities Fund, will continue to be able to exchange their shares of the Focused Equities Fund for the same class of shares of other mutual funds in the TCW Funds group.

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Equities Fund nor its shareholders nor the Focused Equities Fund is expected to recognize any gain or loss from the Reorganization for Federal income tax purposes. Immediately prior to the Reorganization, the Equities Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Equities Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (including any gains from sales of holdings prior to the Reorganization), after reduction by any available capital loss carry forward. Such dividends will be included in the taxable income of the Equities Fund’s shareholders.

In considering whether to approve the Reorganization, you should note that:

•	The Funds have identical investment objectives and similar investment policies, however, certain important differences are highlighted below.

•	Both Funds invest principally in equity securities of large capitalization companies.

•

While there are no restrictions on the number of issues portfolio managers for the Equities Fund may select for investment, the Focused Equities Fund typically invests in a more concentrated portfolio of 25 to 40 issues.

•

TCW Investment Management Company, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 is the investment advisor to both Funds (the “Advisor”). Thomas K. McKissick and N. John Snider are the portfolio managers of both Funds.

•

The Reorganization is expected to result in a reduction in the total gross and net operating expenses for holders of Class N shares of the Equities Fund. In addition, management has agreed to cap the expenses for the Focused Equities Fund at the lower, pre-merger expense ratio of the Class I shares of the Equities Fund and the Class N shares of the Focused Equities Fund for a period of one year after the Reorganization. For example, the operating expenses, expressed as a percentage of net asset value per share of Class I shares and Class N shares, are as follows:

	Class I	Class N
• Expenses of the Focused Equities Fund (based on the period ended April 30, 2008).	1.25%	1.25%

• Expenses of the Equities Fund (based on the period ended April 30, 2008).	0.82%	1.77%

• Expenses of the Equities Fund after a voluntary reduction of the management fee and assumption of certain fund expenses by the Advisor (based on the period ended April 30, 2008):	0.82%	1.29%

• Projected expenses of the Focused Equities Fund after the Reorganization (Pro Forma):	0.88%	1.19%

• Projected expenses of the Focused Equities Fund after the Reorganization and a voluntary cap of the management fee and certain fund expenses by the Advisor (Pro Forma):	0.82%[1]	1.19%

[1]	The Advisor will cap the expenses for the combined fund at the lower, pre-merger expense ratios for each class for one year after the Reorganization.

•	The distribution, purchase and redemption procedures, and the exchange rights and voting rights of the Funds are identical and the Reorganization will not change these procedures and rights.

•

Approval of the Reorganization Agreement requires the affirmative vote of the holders of a majority of the Equities Fund’s shares outstanding and entitled to vote on the matter as of May 31, 2008 (the “Record Date”).

After careful consideration, the Board of Directors of the Company, on behalf of the Equities Fund, unanimously approved the proposed Reorganization. The Board recommends that you vote “FOR” the proposed Reorganization.

COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Comparison of Investment Objectives, Strategies, Processes and Risks

	Equities Fund	Focused Equities Fund
Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in equity securities of large capitalization companies.

These equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

The Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. The Fund invests in companies trading below their (long-term) intrinsic value in the opinion of the Advisor.

The Fund typically invests in a portfolio of 45 to 75 issues.

The Fund invests primarily in equity securities of large capitalization companies.

These equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

The Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion dollars at the time of purchase. The Fund invests in companies trading below their (long-term) intrinsic value.

The Fund typically invests in a portfolio of 25 to 40 issues.

Investment Process

The Advisor seeks to invest in attractively valued equity securities of companies where the return on invested capital is improving. The Advisor utilizes bottom-up fundamental research to identify these companies.

The Advisor performs fundamental research by using techniques such as:

The Advisor seeks to invest in attractively valued equity securities where the return on invested capital is improving. The Advisor utilizes bottom-up fundamental research to identify these companies.

The application of the Advisor’s quantitative screening focuses on

	Equities Fund	Focused Equities Fund
Investment Process (cont’d)

•     making company visits

•     financial screening to identify companies

•     maintaining a disciplined approach to stock selection and portfolio construction

The Advisor will use both quantitative and qualitative screening criteria to supplement the scope of its fundamental research.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

companies that have a disciplined approach to investing capital and favors companies with increasing return on invested capital. The Advisor performs fundamental research by using techniques such as:

•     making company visits

•     telephone contract with senior management

•     industry conferences

•     financial projections

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Main Risks

The primary risks affecting this Fund are:

•     price volatility risk

•     liquidity risk

•     equity risk

•     investment style risk

•     portfolio management risk

•     securities selection risk

•     market risk

•     securities lending risk

•     non-diversification risk

The primary risks affecting this Fund are:

•     price volatility risk

•     liquidity risk

•     equity risk

•     investment style risk

•     portfolio management risk

•     securities selection risk

•     market risk

•     securities lending risk

•     non-diversification risk

Investment Advisor	TCW Investment Management Company	TCW Investment Management Company

Portfolio Managers	Thomas K. McKissick and N. John Snider	Thomas K. McKissick and N. John Snider

Comparison of Portfolio Characteristics2

The following table compares certain characteristics of the portfolios of the Funds as of April 30, 2008:

	Equities Fund		Focused Equities Fund
Net Assets	$ 57,088,336		$ 44,529,783

Number of Holdings	54		34
Portfolio Turnover Rate	52%*		65%*
Equity Securities	99.6%		99.2%

Cash	0.4%		0.8%
Top 6 Industries
(as a % of net assets)	Oil & Gas	19.97%	Oil & Gas	23.72%
	Banking	8.55%	Banking	9.44%
	Aerospace & Defense	7.88%	Aerospace & Defense	8.64%
	Cosmetics & Personal Care	6.52%	Cosmetics & Personal Care	8.49%
	Pharmaceuticals	6.40%	Pharmaceuticals	8.15%
	Financial Services	6.24%	Electronics	6.53%

Top 10 equity holdings	Exxon Mobil Corp.	5.0%	Procter & Gamble Co.	4.9%
(as a % of net assets)	Procter & Gamble Co.	4.2%	JPMorgan Chase & Co.	4.6%
	JPMorgan Chase & Co.	4.1%	Schlumberger Ltd.	4.6%
	Halliburton Co.	3.2%	Flowserve	4.4%
	Wells Fargo & Co.	3.1%	Halliburton Co.	4.4%
	Danaher Corp.	3.1%	Lockheed Martin Corp.	4.2%
	Schlumberger Ltd.	3.0%	Weatherford International	3.8%
	Flowserve	2.8%	Exxon Mobil Corp.	3.7%
	Lockheed Martin Corp.	2.8%	Johnson & Johnson	3.6%
	Honeywell International Inc.	2.8%	Microchip Technology Inc.	3.5%

*Trailing 12 months.
[2] The numbers in this table are for comparison purposes only and have not been audited.

Comparison of Distribution, Purchase and Redemption Procedures and Exchange Rights

The distribution, purchase and redemption procedures of both Funds are identical, as are the exchange rights granted to shareholders of both Funds. The Shareholder Guide attached as Exhibit D to this registration statement contains a more detailed description of the distribution, purchase and redemption procedures and exchange rights applicable to both Funds.

Tax Consequences

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Equities Fund nor its shareholders nor the Focused Equities Fund is expected to recognize any gain or loss from the Reorganization for Federal income tax purposes. For a more detailed discussion of the tax consequences of the Reorganization see “INFORMATION ABOUT THE REORGANIZATION – Tax Considerations.”

RISKS OF INVESTING IN THE FUNDS

Because the Funds have investment objectives that are identical and policies that are similar in many respects, many of the risks of investing in the Focused Equities Fund are similar to the risks of investing in the Equities Fund. The following risks should be considered before investing in either Fund.

Equity Risk

Equity Risk is the risk that stocks and other equity securities generally fluctuate more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected as a result of changes in a company’s financial condition and in overall market and economic conditions.

Market Risk

There is the possibility that the returns from the types of securities in which either Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Investment Style/Securities Selection Risk

Both Funds may also be subject to investment style risk. The Advisor primarily uses a particular style or set of styles—in both cases “value” styles—to select investments for the Funds. Those styles may be out of favor or may not produce the best results over short or longer time periods, and may increase the volatility of the Funds’ share prices. There is also the possibility that the specific securities held in each of the Fund’s portfolios will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio managers’ choice of securities.

Price Volatility

There is the possibility that the value of each of the Fund’s portfolios will change as the prices of their investments go up or down. Both Funds hold primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

Non-Diversified Status

Each Fund is non-diversified for the purposes of the Investment Company Act of 1940 (“1940 Act”), and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Funds are not subject to the general limitation that they not invest more than 5% of their total assets in the securities of any one issuer.

To the extent that the Funds make investments in excess of 5% of their assets in a particular issuer, their exposure to credit and market risks associated with that issuer is increased. However, the Funds’ investments will be limited so as to qualify for the special tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended.

Because a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, both Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund. This risk is greater with respect to the Focused Equities Fund because the Fund typically limits its investments to a portfolio of 25 to 40 issues.

Liquidity Risk

There is the possibility that both Funds may lose money or be prevented from earning capital gains if they cannot sell a security at the time and price that is most beneficial to the applicable Fund. If that happens, a Fund may have to lower the selling price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on the Fund’s performance.

Securities Lending Risk

Each Fund may lend portfolio securities with a value up to 25% of its total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing a Fund to lose money.

Portfolio Management Risk

Both Funds may be subject to Portfolio Management Risk. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well the Advisor evaluates market conditions, the securities the Advisor chooses may fail to produce the intended result, and investors could lose money on their investment in the Funds.

Temporary Defensive Strategies

For both Funds, when the Advisor anticipates unusual market or other conditions, the Funds may temporarily depart from their principal investment strategies as a defensive measure. The Advisor may temporarily invest up to 100% of the assets in high quality short- term money market instruments if it believes adverse economic conditions such as excessive volatility or sharp market declines, justify taking a defensive posture. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

Sale of Securities

Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of the Equities Fund that are transferred to the Focused Equities Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for the Focused Equities Fund, and the realization of taxable gains and losses for the Focused Equities Fund which would result in taxable distributions to shareholders. Any sales by the Equities Fund prior to the Reorganization may result in taxable distributions to shareholders of the Equities Fund.

COMPARISON OF FEES AND EXPENSES OF THE FUNDS

The following discussion describes and compares the fees and expenses of the Equities Fund with the Focused Equities Fund.

Annual Fund Operating Expenses

As of April 30, 2008, the operating expenses of the Class I and Class N shares of the Equities Fund, expressed as a ratio of expenses to average daily net assets (“expense ratio”) were 0.82% and 1.77%, respectively before any expense limitations in place for the Class N shares. As of April 30, 2008, the operating expenses of the corresponding Class I and Class N shares of the Focused Equities Fund were 1.25% and 1.25%, respectively.

The Advisor voluntarily paid certain of the operating expenses for the Class N shares of the Equities Fund so that the ordinary operating expenses for the Class N shares of this Fund did not exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. During the fiscal year ended October 31, 2007, shareholders of the Class N shares of the Equities Fund paid operating expenses of 1.33%, as a result of these waivers and assumptions of expenses. The expense limitations for the Funds are voluntary and are terminable on six months notice.

Management Fee

The Equities Fund has an investment advisory fee of 0.55% of the Fund’s average daily net assets and the Focused Equities Fund has an annual management fee of 0.65% of the Fund’s average daily net assets.

Distribution and Service Fees

Each Fund charges a distribution (12b-1) fee for its Class N shares of 0.25% of the average daily net assets of the Fund attributable to the Fund’s Class N shares. Neither Fund charges a distribution (12b-1) fee or a service fee for its Class I shares. Neither Fund charges a contingent deferred sales load for Class N or Class I shares.

Expense Table

The current expenses of each of the Funds and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the following table. Expenses for the Funds are based upon the operating expenses incurred by Class I and Class N shares of the Equities Fund and Focused Equities Fund for the period ended April 30, 2008, which are based upon unaudited financial statements for the period. Pro forma fees show estimated fees of the Class I and Class N shares of the Focused Equities Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

	Class I				Class N
	Equities Fund	Focused Equities Fund	Focused Equities Fund after Reorganization (Pro Forma) (1)		Equities Fund		Focused Equities Fund	Focused Equities Fund after Reorganization (Pro Forma) (1)
Shareholder Transaction Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None		None		None	None
Maximum Deferred Sales Charge (Load)	None	None	None		None		None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None		None		None	None
Redemption Fee	None	None	None		None		None	None
Exchange Fee	None	None	None		None		None	None

Annual Fund Operating Expenses (expenses that are deducted from the Funds’ assets)
Management Fees	0.55%	0.65%	0.65%		0.55%		0.65%	0.65%
Distribution (12b-1) Fees	None	None	None		0.25%		0.25%	0.25%
Other Expenses	0.27%	0.60%	0.23%		0.97%		0.35%	0.29%
Total Annual Fund Operating Expenses	0.82%	1.25%	0.88%		1.77	%(2)	1.25%	1.19%
Fee Waiver/Expense Reimbursement	None	None	None		0.48%		None	None
Net Expenses	0.82%	1.25%	0.88	%(3)	1.29%		1.25%	1.19%

(1)	Pro forma expenses are estimated.
(2)	For the period ended April 30, 2008, the Advisor voluntarily reduced its fee and paid operating expenses of the Class N shares of the Equities Fund, so that the total operating expenses for the Fund’s Class N shares were 1.29%.
(3)	Reflects commitment by the Advisor to voluntary cap fees for the Fund’s Class I shares at the lower, pre-merger expense ratios for each class. The expense limitation is expected to be continued for one year from the date of the Reorganization.

Expense Examples

The examples are intended to help you compare the cost of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. The figures shown are the same whether or not you sold your shares at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Equities Fund				Focused Equities Fund				Focused Equities Fund after Reorganization (Pro Forma) (1)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class I	$84	$262	$455	$1,014	$127	$397	$686	$1,511	$90	$281	$488	$1,084
Class N	$180	$557	$959	$2,084	$127	$397	$686	$1,511	$121	$378	$654	$1,443

(1)	Pro forma figures are estimated.

INFORMATION ABOUT THE REORGANIZATION

The Agreement and Plan of Reorganization

The Reorganization Agreement provides for: (i) the transfer of all of the assets and liabilities of the Equities Fund to the Focused Equities Fund; (ii) the issuance of Class I and Class N shares, as applicable, of the Focused Equities Fund to holders of the Class I and Class N shares, respectively, of the Equities Fund; (iii) the subsequent complete liquidation of the Equities Fund; and (iv) an amendment to the Articles of Incorporation of the Company reclassifying the Class I and Class N shares of the Equities Fund into Class I and Class N shares, respectively, of the Focused Equities Fund to become effective after the Closing.

After the Reorganization, each shareholder of the Equities Fund will own shares in the Focused Equities Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Equities Fund held by that shareholder as of the close of business on the day of the Closing. Shareholders of Class I shares of the Equities Fund will receive Class I shares of the Focused Equities Fund and shareholders of Class N shares of the Equities Fund will receive Class N shares of the Focused Equities Fund.

In the interest of economy and convenience, shares of the Focused Equities Fund generally will not be represented by physical certificates, unless requested in writing.

Until the Closing, shareholders of the Equities Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Focused Equities Fund for the redemption of its shares.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Equities Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The primary purposes of the proposed Reorganization are to seek potential economies of scale and to eliminate certain costs associated with operating the Equities Fund and the Focused Equities Fund separately. The proposed Reorganization is designed to provide Equities Fund investors with the ability to invest in a fund with an identical investment objective, long-term capital appreciation, and very similar investment policies to those of the Equities Fund, but with a larger combined asset base than the Equities Fund.

The portfolio managers of the Focused Equities Fund and the Equities Fund are Thomas K. McKissick and N. John Snider. The investment objectives of both Funds are identical and the investment policies and investment strategies are similar. However, there is one material difference. In managing the Focused Equities Fund Messrs. McKissick and Snider invest in a portfolio of 25 to 40 issues while the Equities Fund typically holds securities in a larger number of issues typically 45 to 75 issues.

Management has determined that rather than operating two separate funds with identical investment objectives managed in a substantially similar style by Messrs. McKissick and Snider, it is in the best interests of the shareholders of the Equities Fund (as well as shareholders of the Focused Equities Fund) to consolidate the assets of both Funds into one fund, the Focused Equities Fund, with a larger combined asset base. Combining the assets of the Funds is intended to provide various benefits to shareholders of the Equities Fund who become shareholders of the Focused Equities Fund (as well as to existing and future investors in the Focused Equities Fund). For example, management believes that the shareholders of the Equities Fund may benefit from the participation in a fund that has had greater overall investment returns than those achieved by the Equities Fund. Management also believes that the Reorganization may benefit the existing and future shareholders of the Focused Equities Fund and the shareholders of the Equities Fund by resulting in a surviving fund with a larger asset base. A larger asset base is expected to provide greater investment opportunities for the surviving portfolio and the potential to take larger portfolio positions, as well as the potential for lower total annual portfolio operating expenses through economies of scale. Based on these factors, Management has determined that the Reorganization is in the best interests of shareholders of each Fund.

Further, the Reorganization will allow the Equities Fund’s shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve long-term capital appreciation through investments in equity securities and equity equivalents of large capitalization companies. Subject to the restrictions of each of the various funds in the TCW Funds group, shareholders of the Focused Equities Fund, including former shareholders of the Equities Fund, will continue to be able to exchange their shares of the Focused Equities Fund for the same class of shares of other mutual funds in the TCW Funds group.

Expenses of the Reorganization

The Advisor will bear half the cost of the Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. Each Fund will bear one quarter of the expenses related to the proposed Reorganization. The costs of the Reorganization will not include any brokerage or other transaction fees or costs incurred as a result of the purchase or sale of portfolio securities by either Fund.

The Reorganization will result in limitations in the use of capital loss carry forwards, if any, of the Equities Fund after the Reorganization.

Board Considerations

The proposed Reorganization was presented to the Board of Directors of the Company for consideration at a meeting held on February 20, 2008 and the Reorganization was approved by the Directors on behalf of the Equities Fund at that meeting. For the reasons discussed below, the Directors, including all of the Directors who are not “interested persons” of the Fund (as defined in the 1940 Act) and who are advised by their own counsel, determined that the interests of the shareholders of the Equities Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Equities Fund and its shareholders.

The Board of Directors, on behalf of the Equities Fund, in recommending the proposed transaction, considered a number of factors, including the following:

(1)	expense ratios and information regarding fees and expenses of the Equities Fund and the Focused Equities Fund;

(2)	the ability of the shareholders of the Equities Fund to continue to participate in a fund that invests with an objective of long-term capital appreciation;

(3)	that the Reorganization would not dilute the interests of the Equities Fund’s current shareholders;

(4)	the similarity of the investment objectives, policies and restrictions of the Focused Equities Fund with those of the Equities Fund;

(5)	the relative sizes of the Funds and whether performance and investment flexibility have the potential to be enhanced if the assets of each of the Funds are combined;

(6)	the costs borne by the Focused Equities Fund, its shareholders and the Equities Fund and its shareholders; and

(7)	the possible limitations on the use of the capital loss carry forwards of the Equities Fund after the Reorganization.

The Directors of the Company, on behalf of the Equities Fund, recommend that shareholders approve the Reorganization with the Focused Equities Fund.

Tax Considerations

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Equities Fund nor its shareholders nor the Focused Equities Fund is expected to recognize any gain or loss from the Reorganization for Federal income tax purposes. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Focused Equities Fund, the Equities Fund and the Company in the Reorganization Agreement.

Immediately prior to the Reorganization, the Equities Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Equities Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (including any gains from sales of holdings prior to the Reorganization), after reduction by any available capital loss carry forward. Such dividends will be included in the taxable income of the Equities Fund’s shareholders.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Funds as of the Record Date and on a pro forma basis as of the Record Date after giving effect to the Reorganization:

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Equities Fund

Class I	$	$

Class N	$	$

Focused Equities Fund

Class I	$	$

Class N	$	$

Pro Forma - Focused Equities Fund (including Equities Fund)

Class I	$	$

Class N	$	$

ADDITIONAL INFORMATION ABOUT THE EQUITIES FUND

Investment Personnel

The Equities Fund is managed by Thomas K. McKissick , Group Managing Director of the Advisor, TCW Asset Management Company and Trust Company of the West, and N. John Snider, Group Managing Director of the Advisor, TCW Asset Management Company and Trust Company of the West.

Performance of the Equities Fund

The bar chart and table below show the Equities Fund’s annual and after-tax returns and its long-term performance with respect to its Class I shares. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The bar chart includes the performance of the predecessor entity of the Equities Fund which was managed by an affiliate of the Advisor using the same investment strategy as the Equities Fund. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s before and after-tax returns over time compare to that of a broad-based securities market index for the past ten calendar years. Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the predecessor entity was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of fees and expenses of operation. The predecessor account was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the account had been registered under the 1940 Act, its performance could have been adversely affected.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown, and after-tax returns shown are not relevant if a shareholder holds shares of the Equities Fund through a tax-deferred arrangement, such as an individual retirement account. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Year by year total return (%)

as of December 31 each year (1)

Equities Fund – Class I Shares

(1)	During the period shown in the chart, the Fund’s best quarterly performance was 20.89% for the quarter ended December 31, 1998, and the Fund’s worst quarterly performance was -20.98% for the quarter ended September 30, 2002.
*	The Fund’s total return for the period November 1, 2007 to March 31, 2008 was -10.76%.

The table below shows what the average annual total returns of the Equities Fund would equal if a shareholder averaged out actual performance over various lengths of time, compared to the S&P 500 Index. The S&P 500 Index is an unmanaged group of securities and assumes no reduction for fees and expenses in measuring returns. The securities in the S&P 500 Index are substantially different from those in the Equities Fund. An investor cannot invest directly in an index.

Average Annual Total Returns

(For the periods ended December 31, 2007)	1 Year	5 Years	From Inception/ Registration or 10 Years
Return Before Taxes
Equities Fund - Class N	1.80%	13.43%	5.96%

Return Before Taxes from Registration Date (6/3/98)
Equities Fund - Class I	2.36%	14.13%	7.23%

Return After Taxes on Distributions from Registration Date (1)
Equities Fund - Class I	0.32%	13.33%	6.67%

Return After Taxes on Distributions and Sales of Fund Shares from Registration Date (1)
Equities Fund - Class I	4.28%	12.40%	6.25%

S&P 500 Index from Registration Date	5.49%	12.83%	4.82%
(reflects no deduction for fees, expenses or taxes)

Return Before Taxes Including Predecessor Account Performance

Equities Fund - Class I	2.36%	14.13%	7.82%

(1)	After-tax returns are shown only for Class I shares, after-tax returns for Class N shares will vary.

For a discussion by the Advisor regarding the performance of the Equities Fund for the fiscal year ended October 31, 2007, see Appendix B to this Prospectus/Proxy Statement. Additional information regarding the Equities Fund is included in the Shareholder Guide attached as Appendix D to this Prospectus/Proxy Statement.

ADDITIONAL INFORMATION ABOUT THE FOCUSED EQUITIES FUND

Investment Personnel

The Equities Fund is managed by Thomas K. McKissick , Group Managing Director of the Advisor, TCW Asset Management Company and Trust Company of the West, and N. John Snider, Group Managing Director of the Advisor, TCW Asset Management Company and Trust Company of the West.

Performance of the Focused Equities Fund

The bar chart and table below show the Focused Equities Fund’s annual and after-tax returns and its performance since inception with respect to its Class I shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s before and after-tax returns over time compare to that of a broad-based securities market index for the period of time the Fund has been registered with the SEC under the 1940 Act. Both the bar chart and the table assume reinvestment of dividends and distributions.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year by year total return (%)

as of December 31 each year (1)

Focused Equities Fund – Class I Shares

(1)	During the period shown in the chart, the Fund’s best quarterly performance was 7.76% for the quarter ended December 31, 2006, and the Fund’s worst quarterly performance was -1.88% for the quarter ended December 31, 2007.
*	The Fund’s total return for the period November 1, 2007 to March 31, 2008 was -9.41%.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown, and after-tax returns shown are not relevant if a shareholder holds shares of the Equities Fund through a tax-deferred arrangement, such as an individual retirement account. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The table below shows what the average annual total returns of the Focused Equities Fund would equal if a shareholder averaged out actual performance over various lengths of time, compared to the S&P 500 Index. The S&P 500 Index is an unmanaged group of securities and assumes no reduction for fees and expenses in measuring returns. The securities in the S&P 500 Index are substantially different from those in the Focused Equities Fund. An investor cannot invest directly in an index.

Average Annual Total Returns

(For the periods ended December 31, 2007)	1 Year	5 Years	From Inception/ Registration
Return Before Taxes
Focused Equities Fund - Class N	3.95%	15.48%	7.54%

Return Before Taxes from Registration Date (11/1/04)
Focused Equities Fund - Class I	4.00%	N/A	11.51%

Return After Taxes on Distributions from Registration Date (1)
Focused Equities Fund - Class I	3.95%	N/A	11.48%

Return After Taxes on Distributions and Sales of Fund Shares from Registration Date (1)
Focused Equities Fund - Class I	2.68%	N/A	9.94%

S&P 500 Index	5.49%	N/A	10.68%
(reflects no deduction for fees, expenses or taxes)

(1)	After-tax returns are shown only for Class I shares, after-tax returns for Class N shares will vary.

For a discussion by the Advisor regarding the performance of the Focused Equities Fund for the fiscal year ended October 31, 2007, see Appendix C to this Prospectus/Proxy Statement. Additional information regarding the Focused Equities Fund is included in the Shareholder Guide attached as Appendix D to this Prospectus/Proxy Statement.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about [Date], 2008. Shareholders of the Equities Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Company and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Equities Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of the Company that may be presented at the Special Meeting.

Voting Rights

Shareholders of the Equities Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

Shareholders of the Equities Fund at the close of business on the Record Date, May 31, 2008, will be entitled to be present at the Special Meeting and to give voting instructions with respect to their shares owned as of the Record Date. As of the Record Date, ________ shares of the Equities Fund were outstanding and entitled to vote.

Approval of the Reorganization requires the affirmative vote of the holders of a majority of the Equities Fund’s shares outstanding and entitled to vote on the matter. The holders of one-third of the outstanding shares will constitute a quorum.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

The Equities Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.

[To the knowledge of the Company, as of the Record Date, each of the directors and executive officers owned individually, and collectively as a group, less than 1% of the outstanding shares of the Equities Fund and less than 1% of the outstanding shares of the Focused Equities Fund.]

Appendix E lists the persons that as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any Class of the Equities Fund and/or the Focused Equities Fund.

Adjournment

The vote required to adjourn the Special Meeting is a majority of all the votes cast on the matter by stockholders entitled to vote at the Special Meeting who are present in person or by proxy. If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the chairman of the Special Meeting or the stockholders may adjourn the Special Meeting. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve the proposal, the chairman of the Special Meeting may, with respect to that proposal, adjourn the Special Meeting or the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and broker non-votes and abstentions will not be voted either for or against the adjournment.

Other Matters to Come Before the Special Meeting

The Company does not know of any matters to be presented at the Special Meeting other than those described in this Prospectus/Proxy Statement. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals

The Company is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Company’s management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Reports to Shareholders

The Company will furnish, without charge, a copy of the Annual Report and the most recent semi-annual report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to the Company at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling 1-800-FUND-TCW. Such reports may also be found on the Internet at www.tcwfunds.com.

In order that the presence of a quorum at the meeting may be assured, prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Philip K. Holl
Secretary

July     2008

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of             , 2008, by and between TCW Funds, Inc., a Maryland corporation (the “Company”) with its principal place of business at 865 South Figueroa Street, Los Angeles, California 90017, on behalf of itself and its series, the TCW Focused Equities Fund (the “Acquiring Fund”), and the TCW Equities Fund (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). Upon the terms and conditions set forth in this Agreement, the reorganization (the “Reorganization”) will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the issuance of the Acquiring Fund Shares (as defined below) to the shareholders of the Acquired Fund; (iv) the complete liquidation of the Acquired Fund as provided herein; and (v) an amendment to the Company’s Articles of Incorporation (effective after the Closing (as defined below)) reclassifying the Class I shares of common stock ($0.001 par value) of the Acquired Fund (“Acquired Fund Class I Shares”) into Class I shares of common stock ($0.001 par value) of the Acquiring Fund (the “Acquiring Fund Class I Shares”), reclassifying the Class N shares of common stock ($0.001 par value) of the Acquired Fund (the “Acquired Fund Class N Shares” and together with the Acquired Fund Class I Shares, the “Acquired Fund Shares”) into Class N shares of common stock ($0.001 par value) of the Acquiring Fund (the “Acquiring Fund Class N Shares” and together with the Acquiring Fund Class I Shares, the “Acquiring Fund Shares”) and eliminating the authorized Class K shares of common stock ($0.001 par value) of the Acquired Fund (the “Acquired Fund Class K Shares”).

WHEREAS, the Acquired Fund and the Acquiring Fund are series of an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	FILING OF ARTICLES OF AMENDMENT, TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company agrees that after the Closing Date (as defined below), the Company will execute and file Articles of Amendment to the Company’s Articles of Incorporation with the Maryland State Department of Assessments and Taxation in substantially the form attached hereto as Exhibit A (the “Articles of Amendment”). The Articles of Amendment will, effective after the Closing Date: (i) reclassify all of the issued and outstanding Acquired Fund Class I Shares into Acquiring Fund Class I Shares of equal aggregate value; (ii) reclassify all of the issued and outstanding Acquired Fund Class N Shares into Acquiring Fund Class N Shares of equal aggregate value; (iii) reclassify all of the authorized and unissued Acquired Fund Class I Shares into Acquiring Fund Class I Shares; (iv) reclassify all of the authorized and unissued Acquired Fund Class N Shares into Acquiring Fund Class N Shares; and (v) eliminate the authorized and unissued Acquired Fund Class K Shares.

1.2. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in Section 1.3, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Class I Shares determined by dividing the aggregate net asset value of the Acquired Fund Class I Shares, computed in the manner and as of the time and date set forth in Section 2, by the net asset value of one Acquiring Fund Class I Share, computed in the manner and as of the time and date set forth in Section 2.2; (ii) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Class N Shares determined by dividing the aggregate net asset value of the Acquired Fund Class N Shares, computed in the manner and as of the time and date set forth in Section 2, by the net asset value of one Acquiring Fund Class N Share, computed in the manner and as of the time and date set forth in Section 2.2; and (iii) to assume all liabilities of the Acquired Fund, as set forth in Section 1.4. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.3. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in Section 3.1 (the “Closing Date”) (collectively, the “Assets”).

1.4. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined below (collectively, the “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all

(and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of Assets provided for in Section 1.2, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.2, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Class I Shares to be so credited to Acquired Fund Shareholders holding Acquired Fund Class I Shares shall be equal to the aggregate net asset value of the Acquired Fund Class I Shares owned by the Acquired Fund Shareholders on the Closing Date. The aggregate net asset value of Acquiring Fund Class N Shares to be so credited to Acquired Fund Shareholders holding Acquired Fund Class N Shares shall be equal to the aggregate net asset value of the Acquired Fund Class N Shares owned by the Acquired Fund Shareholders on the Closing Date. The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Closing Date. Share certificates representing interests in Acquired Fund Shares will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3 and 2.4. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization, unless requested in writing.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the Company’s then-current prospectus and statement of additional information and valuation procedures established by the Company’s Board of Directors.

2.2. The net asset value of an Acquiring Fund Class I Share and an Acquiring Fund Class N Share shall be the net asset value per share computed with respect to each class as of the Valuation Date, using the valuation procedures set forth in the Company’s then-current prospectus and statement of additional information and valuation procedures established by the Company’s Board of Directors.

2.3. The number of the Acquiring Fund Class I Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to such class by dividing the value of the net assets with respect to the Acquired Fund Class I Shares, determined using the same valuation procedures referred to in Section 2, by the net asset value of an Acquiring Fund Class I Share, determined in accordance with Section 2.2.

2.4. The number of the Acquiring Fund Class N Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to such class by dividing the value of the net assets with respect to the Acquired Fund Class N Shares, determined using the same valuation procedures referred to in Section 2, by the net asset value of an Acquiring Fund Class N Share, determined in accordance with Section 2.2.

2.5. All computations of value shall be made by the Company’s designated record keeping agent and shall be subject to confirmation by the Company’s independent accountants.

3.	CLOSING AND CLOSING DATE

3.1. The Closing Date shall be [Closing Date], 2008, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties may agree.

3.2. The Acquired Fund shall direct State Street Bank & Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Acquired Fund shall direct U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Class I Shares and Acquired Fund Class N Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the

Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, the Company on behalf of the Acquired Fund represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company on behalf of the Acquired Fund is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Company on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company on behalf of the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, including the Schedule of Investments of the Acquired Fund as of October 31, 2007, the related Statement of Operations for the year then ended, and the Statements of Changes in Net Assets for each of the years ended October 31, 2007 and 2006 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“GAAP”). There are no known contingent liabilities of the Acquired Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since October 31, 2007, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subsection (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in Section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in Section 5.6, insofar as it relates to the

Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subsection (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been disclosed to the Acquired Fund in a written statement executed by an officer of the Company on behalf of the Acquiring Fund, the Company on behalf of the Acquiring Fund represents and warrants as follows:

(a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company on behalf of the Acquiring Fund is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by the Company on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company on behalf of the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Company on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, including the Schedule of Investments of the Acquiring Fund as of October 31, 2007, the related Statement of Operations for the year then ended, and the Statements of Changes in Net Assets for each of the years ended October 31, 2007 and 2006 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with GAAP. There are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since October 31, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subsection (i) a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year including the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the

Code) for periods ending prior to the Closing Date;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by the Company on behalf of the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subsection (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”) which will include the Proxy Statement referred to in Section 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. The Company on behalf of the Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) on behalf of the Acquired Fund, the Company’s title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) on behalf of the Acquiring Fund, the Company’s title to and possession of all the Assets, and to carry out the intent and purpose of this Agreement.

5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Company on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Company on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Company on behalf of the Acquiring Fund shall have delivered to the Company on behalf of the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company on behalf of the Acquired Fund shall reasonably request;

6.3. The Company on behalf of the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company on behalf of the Acquiring Fund on or before the Closing Date; and

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Company on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company on behalf of the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Company on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Company on behalf of the Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Company;

7.3. The Company on behalf of the Acquired Fund shall have delivered to the Company on behalf of the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company on behalf of the Acquiring Fund shall reasonably request;

7.4. The Company on behalf of the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company on behalf of the Acquired Fund on or before the Closing Date;

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2; and

7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company’s Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received an opinion of Dechert LLP addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Agreement does not qualify as such. The parties acknowledge that the delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1. The Company on behalf of the Acquired Fund and the Company on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The expenses relating to the proposed Reorganization will be shared so that: (i) fifty percent of such costs are borne by TCW Investment Management Company, the investment adviser to the Acquired and Acquiring Funds; (ii) twenty-five percent of such costs are borne by the Acquired Fund; and (iii) twenty-five percent of such costs are borne by the Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. The costs of the Reorganization shall not include any brokerage or other transaction fees or costs incurred as a result of the purchase or sale of portfolio securities by the Acquiring Fund or the Acquired Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The Company on behalf of the Acquiring Fund and the Company on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Company at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Company, 865 South Figueroa Street, Los Angeles, California 90017, attn: Philip K. Holl, in each case with a copy to Dechert LLP, 4675 MacArthur Court, Suite 1400, Newport Beach, California 92660, attn: Douglas P. Dick.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	TCW FUNDS, INC. on behalf of its
FOCUSED EQUITIES FUND series

By:
SECRETARY
Title:

Attest:	TCW FUNDS, INC. on behalf of its
EQUITIES FUND series

By:
SECRETARY
Title:

Exhibit A to Form of Agreement and Plan of Merger

TCW FUNDS, INC.

ARTICLES OF AMENDMENT

TCW Funds, Inc., a Maryland corporation and an open-end management investment company, having its registered office in Maryland in the City of Baltimore (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended by: (i) reclassifying all of the Institutional Class (or Class I) and Investor Class (or Class N) shares of the Corporation’s TCW Equities Fund series (the “Equities Fund”) as Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively, of the Corporation’s TCW Focused Equities Fund series (the “Focused Equities Fund”); (ii) eliminating the authorized Advisor Class (or Class K) shares of the Equities Fund; and (iii) increasing the aggregate number of authorized shares of the Focused Equities Fund by 4,000,000,000 shares.

SECOND: Upon effectiveness of these Articles of Amendment:

(a) All of the assets and liabilities belonging to the Equities Fund and attributable to its Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively, shall be conveyed, transferred and delivered to the Focused Equities Fund, and shall thereupon become and be assets and liabilities belonging to the Focused Equities Fund and attributable to its Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively.

(b) Each of the issued and outstanding Institutional Class (or Class I) and Investor Class (or Class N) shares (and fractions thereof) of the Equities Fund will automatically, and without the need of any further act or deed, be reclassified and changed to that number of full and fractional issued and outstanding Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively, of the Focused Equities Fund having an aggregate net asset value equal to the net asset value of an Institutional Class (or Class I) or Investor Class (or Class N) share (and fractions thereof), respectively, of the Equities Fund being reclassified and changed, such net asset values to be determined as of the close of regular trading on the New York Stock Exchange on the effective date of these Articles of Amendment.

(c) Each unissued Institutional Class (or Class I) share (or fraction thereof) of the Equities Fund will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued Institutional Class (or Class I) shares (or fractions thereof) of the Focused Equities Fund as shall result, as of the effective time of these Articles of Amendment, in the total number of unissued Institutional Class (or Class I) shares of the Focused Equities Fund being increased by 2,000,000,000 shares less the number of issued and outstanding Institutional Class (or Class I) shares of the Focused Equities Fund resulting from paragraph (b) of this Article SECOND.

(d) Each unissued Investor Class (or Class N) share (or fraction thereof) of the Equities

Fund will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued Investor Class (or Class N) shares (or fractions thereof) of the Focused Equities Fund as shall result, as of the effective time of these Articles of Amendment, in the total number of unissued Investor Class (or Class N) shares of the Focused Equities Fund being increased by 2,000,000,000 shares less the number of issued and outstanding Investor Class (or Class N) shares of the Focused Equities Fund resulting from paragraph (b) of this Article SECOND.

(e) Each unissued Advisor Class (or Class K) share (or fraction thereof) of the Equities Fund will automatically, and without the need for any further act or deed, cease to exist such that, as of the effective time of these Articles of Amendment, there shall be no authorized Advisor Class (or Class K) shares of the Equities Fund.

(f) Open accounts on the share records of the Focused Equities Fund shall be established representing the appropriate number of the Equities Fund shares of the appropriate class deemed to be owned by each such stockholder as a result of the reclassification.

THIRD: These Articles of Amendment do not increase the authorized capital stock of the Corporation or the aggregate par value thereof. These Articles of Amendment eliminate [2,000,000,000] of the authorized and unissued shares of the Equities Fund and reclassify and change the remaining 4,000,000,000 authorized shares of the Equities Fund to 4,000,000,000 additional authorized shares of the Focused Equities Fund. These Articles of Amendment do not amend the description of any class of stock as set forth in the Corporation’s Articles of Incorporation. As a result of these Articles of Amendment the Corporation is authorized to issue up to 4,000,000,000 Institutional Class (or Class I) shares of the Focused Equities Fund and 4,000,000,000 Investor Class (or Class N) shares of the Focused Equities Fund less, at any time, the total number of shares of each respective class of the Focused Equities Fund then issued and outstanding. The shares of the Focused Equities Fund and of each class of the Focused Equities Fund shall have all of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Fund and such class as set forth in the Corporation’s Articles of Incorporation.

FOURTH: This amendment has been duly authorized and advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

FIFTH: These Articles of Amendment shall be effective as of             , 2008 at 5:00 a.m.

IN WITNESS WHEREOF: TCW Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and attested by its Secretary on the      day of             , 2008.

TCW FUNDS, INC.	WITNESS:

William C. Sonneborn	Philip K. Holl
President	Secretary

The undersigned, William C. Sonneborn, President of TCW Funds, Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and hereby certifies, under the penalties of perjury, that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.

William C. Sonneborn
President

APPENDIX B

Set forth below is an excerpt from the Annual Report regarding the performance of the Equities Fund for the fiscal year ended October 31, 2007.

Management Discussions

For the year ended October 31, 2007, the TCW Equities Fund (the “Fund”) posted a gain of 9.47%, 8.86%, and 8.96% on its I Class, N Class, and K Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The S&P 500 Index and Russell 1000 Value Index (the Fund’s benchmarks) returned 14.56% and 10.83% respectively, over the same period.

Investments in the Energy and Industrial sectors generated the largest contribution to the Fund’s returns during the fiscal year. Favorable returns in the Energy sector were driven by oil service stocks, while favorable returns in the Industrial sector were led by aerospace and diversified industrial companies. Investments in the Consumer Discretionary and Financial sectors generated the Fund’s weakest performance during the year and contributed to the Fund’s underperformance. Unfavorable returns in the Consumer Discretionary sector were generated by investments in the Housing and Retail sectors, specifically Pulte Homes and DR Horton, while unfavorable returns in the Financial sector were led by investments in the mortgage origination business.

The Fund owns attractively valued companies expected to generate increased cash flow and rising returns on capital. The fund’s sector structure is a byproduct of our individual stock selection process. The Fund is currently overweight industrial and energy sectors because this is where we are currently finding the most favorable combination of attractive valuation and increasing cash flows and returns on capital. Corporate balance sheets are in excellent shape, and S&P 500 earnings are forecast to grow 6% in 2008 and 2009. The S&P 500 is attractively valued, trading at 15.1x 2008 earnings and has a 6.6% earnings yield.

This compares quite favorably to the 4.7% coupon yield on 10-year treasuries. According to the Fed Model, which also takes expected earnings growth into consideration, equities are under valued relative to bonds.

We anticipate the Fund’s investment portfolio’s 2008 expected return on equity to be 25% higher than the S&P 500’s projected return on equity, and to grow 210 basis points faster than the S&P 500’s ROE. Despite the investment portfolio’s high and rising returns, it is only valued at a 10 basis point premium to the S&P 500 on a P/E basis. We believe the combination of attractive valuation and accelerating returns on capital creates a compelling investment portfolio.

B-1

APPENDIX C

Set forth below is an excerpt from the Annual Report regarding the performance of the Focused Equities Fund for the fiscal year ended October 31, 2007.

Management Discussions

For the year ended October 31, 2007, the TCW Focused Equities Fund (the “Fund”) posted a gain of 9.86% and 9.74% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The S&P 500 Index and Russell 1000 Value Index (the Fund’s benchmarks) returned 14.56% and 10.83% respectively, over the same period.

Investments in the Energy and Industrial sectors generated the largest contribution to the Fund’s returns during the fiscal year. Favorable returns in the Energy sector were driven by oil service stocks, while favorable returns in the Industrial sector were led by aerospace and diversified industrial companies.

Investments in the Consumer Discretionary and Financial sectors generated the Fund’s weakest performance during the year and contributed to the Fund’s underperformance. Unfavorable returns in the Consumer Discretionary sector were generated by investments in the Housing and Retail sectors, specifically Pulte Homes and DR Horton, while unfavorable returns in the Financial sector were led by investments in the mortgage origination business.

The Fund owns attractively valued companies expected to generate increased cash flow and rising returns on capital. The fund’s sector structure is a byproduct of our individual stock selection process. The Fund is currently overweight Industrial and Energy sectors because this is where we are currently finding the most favorable combination of attractive valuation and increasing cash flows and returns on capital. S&P 500 earnings are forecast to grow 6% in 2008 and 2009. The S&P 500 is attractively valued, trading at 15.1x 2008 earnings and has a 6.6% earnings yield. This compares quite favorably to the 4.7% coupon yield on 10-year treasuries. According to the Fed Model, which also takes expected earnings growth into consideration, equities are under valued relative to bonds.

We anticipate the Fund’s investment portfolio’s 2008 expected return on equity to be 30% higher than the S&P 500’s projected return on equity, and to grow 240 basis points faster than the S&P 500’s ROE. Despite the investment portfolio’s high and rising returns, it is valued at a 40 basis point discount to the S&P 500 on a P/E basis. We believe the combination of attractive valuation and accelerating returns on capital creates a compelling investment portfolio.

C-1

APPENDIX D

SHAREHOLDER GUIDE

ADDITIONAL INFORMATION REGARDING THE FUNDS

Form of Organization

The Equities Fund and the Focused Equities Fund are both series of the Company, TCW Funds, Inc., a Maryland corporation and an open-end investment company registered under the 1940 Act. The Company is governed by a Board of Directors consisting of eight members.

Investment Advisor

The Funds’ investment Advisor is TCW Investment Management Company (the “Advisor”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of February 29, 2008, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $136 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person’s business experience during the past five years:

Portfolio Manager(s)	Length of Service	Title and Business Experience During Last Five Years*
Thomas K. McKissick (Focused Equities Fund and Equities Fund)	Over five years.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

N. John Snider (Focused Equities Fund and Equities Fund)	Over five years.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

*	Positions with the TCW Group, Inc. and its affiliates may have changed over time.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Advisory Agreements

Each Fund and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Funds have employed the Advisor to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to control by the Board of Directors. The Advisor also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokers, administrators, and other financial intermediaries, to compensate or reimburse such parties for administrative and shareholder services provided to the Fund and its shareholders. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no compensation were paid. Under the Advisory Agreement, the Funds pay to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
Equities	0.55%
Focused Equities	0.65%

A discussion regarding the basis for the Board of Directors approval of the Advisory Agreement of the Funds is contained in the Funds’ Annual Report to shareholders for the year ended October 31, 2007.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

Distributor

TCW Funds Distributors (the “Distributor”), whose address 865 South Figueroa Street, Suite 1800, Los Angeles California 90017 serves as the non-exclusive distributor for both Funds.

Multiple Class Structure

Certain of the TCW Funds currently offer three classes of shares: Class I shares, Class N (or Investor Class) shares and Class K (or Advisor Class) shares. Each of the Funds contained in this Prospectus/Proxy Statement offer Class N and Class I shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds’ distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares. Because these fees are paid out of the Fund’s Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

YOUR INVESTMENT

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. The NAV of a Fund is determined by adding the value of a Fund’s securities, cash and other assets, subtracting all expenses and liabilities, and then dividing by the total number of shares outstanding (assets—liabilities/# of shares = NAV). Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund’s transfer agent from dealers, brokers or other service providers (“financial intermediaries”) after the NAV for the day is determined will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier). Your financial intermediary is responsible for transmitting such orders promptly. A Fund’s investments for which market quotations are readily available are valued based on market value. A Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a higher price or lower than actual market quotations or value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

Each security that is owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of that exchange that the Advisor generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

	Initial	IRA	Additional
Minimums	$2,000	$500	$250

The Funds may accept investments of smaller amounts under circumstances deemed appropriate. The Funds reserve the right to change the minimum investment amounts without prior notice. All investments must be in U.S. dollars drawn on domestic banks. The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashiers’ checks in amounts less than $10,000 or credit card checks. In addition, the Funds will not accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment. Third-party checks, except those payable to an existing shareholder, will also not be accepted. If your check does not clear, you will be responsible for any loss a Fund incurs. You will be charged $25 for every check returned unpaid.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Funds’ transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 minimum)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (ACH) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee or address different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange Fund shares for shares of the same class of any TCW Fund. You must meet the investment minimum for the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General policies

If your non-retirement account falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

A signature guarantee is required:

•	if ownership is changed on your account

•	when adding or changing telephone privileges on your account

•	when adding or changing automated bank instructions on your account

Large Redemption Amounts

Each Fund also reserves the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets).

Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Each Fund reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to a Fund is rejected by a Fund, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund. Further, in order to prevent excessive trading activity, the Funds limit the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of a particular Fund (through either a purchase or exchange from another Fund) and subsequently selling shares of that Fund (through either a redemption or an exchange into another Fund). The Funds reserve the right to refuse any exchange into or purchase order for a Fund from any shareholder upon completion of four round trips with respect to that Fund in a calendar year. Shareholders who exceed these numerical limits are still permitted to redeem their shares. In addition, exchanges out of a Fund are not permitted within a 15 day period from the last purchase or exchange into the same Fund, and redemptions out of a Fund within a 15 day period following a purchase may result in future purchases into the Fund being barred. Exceptions to these numerical limits may only be made upon approval of the Advisor’s Vice

President of Fund Operations, and such exemptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediates may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

In addition, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules;

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

In Writing

Complete the New Account Form. Mail your New Account Form and a check made payable to TCW Fund to:

Via Regular Mail
TCW Funds, Inc. c/o U.S. Bancorp Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)

Via Express, Registered or Certified Mail
TCW Funds, Inc. c/o U.S. Bancorp Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

By Telephone

Please contact the Investor Relations Department at

(800) FUND TCW (386-3829) for a New Account Form.

The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:	Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.

U.S. Bank, N.A. 777 E. Wisconsin Avenue Milwaukee, WI 53202 ABA No. 075000022 Credit: U.S. Bancorp Fund Services LLC Account No. 182380074993

Further Credit: TCW Fund (Name on the Fund Account) (Fund Account Number)

Via Exchange

Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES

By Mail

Write a letter of instruction that includes:

•     your name(s) and signature(s) as they appear on the account form

•     your account number

•     the Fund name

•     the dollar amount you want to sell or exchange

•     how and where to send the proceeds

Obtain a signature guarantee or other documentation, if

required (see “Account Policies and Services—Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

By Telephone

Be sure the Funds have your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the plan at any time by contacting the transfer agent sufficiently in advance of the next withdrawal date.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S. (800) 248-4486

Outside the U.S. (414) 765-4124 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends from the net investment income of each Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Distributions of a Fund’s net investment income, (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to a Fund’s shareholders as ordinary income. To the extent that a Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by a Fund and the shareholders.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of a Fund.

You will be taxed in the same manner whether you receive your distributions (whether of net investment income or capital gains) in cash or reinvest them in additional shares of a Fund.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by a shareholder.

Shareholders will be advised annually as to the federal tax status of distributions made by a Fund for the preceding calendar year. Distributions by a Fund may also be subject to state and local taxes. Additional tax information may be found in the Statement of Additional Information (“SAI”). This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Disclosure of Portfolio Information

A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Funds’ portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. The SAI is also available by contacting the Funds at 1-800-FUND TCW (1-800-386-3829) and on the Funds’ website at www.tcwfunds.com.

Shareholder Inquiries

To obtain information, by telephone call 1-800-FUND-TCW (386-3829).

By mail, write to:	TCW Funds, Inc.
865 South Figueroa Street
Suite 1800
Los Angeles, CA 90017

On the Internet:	Text-only versions of Fund documents can be viewed on line or down loaded from the SEC’s website: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, D.C. (telephone (202) 942-8090) or by sending your request and duplicating fee to the SEC’s Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Portfolio Transactions

In placing portfolio transactions, the Advisor seeks to obtain the best execution for the Funds, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Advisor considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Advisor to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Advisor may effect transactions which cause a Fund to pay a commission in excess of a commission which another broker-dealer would have charged if the Advisor first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. In some cases, research is provided directly by an executing broker-dealer and in other cases, research may be provided by third party research providers such as a non-executing third party broker-dealer or other third party research service. Research services furnished by an executing broker-dealer or third party research provider may be used in providing services for any or all of the clients of the Advisor, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

The Advisor maintains an internal allocation procedure to identify those direct research providers who provide it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Advisor believes are useful. The Advisor’s procedures also seek to compensate third party research providers that provide it with research by directing executing broker-dealers to cause payments to be made to third party research providers, either through cash payments from the executing broker or through the use of step out transactions. A “step out transaction” is a securities trade executed by the executing broker-dealer, but settled by the non-executing research broker-dealer permitting the non-executing research broker-dealer to share in the commission. The determination of the broker-dealers to whom commissions are directed generally is made using a system involving the Advisor’s Director of U.S. Equity Research, the Funds’ portfolio managers, the Advisor’s analysts and is periodically reviewed by the Advisor’s trading committee. The Advisor’s Director of U.S. Equity Research coordinates the evaluation of broker-dealer research services in most instances, taking into account the views of the Advisor’s portfolio managers and analysts.

Research services include such items as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy, analytic computer software, account performance services and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions. Sometimes the Advisor receives products or services from broker-dealers that are used for both research services and other purposes, such as corporate administration or marketing (“mixed-use products or services”). The Advisor makes a good faith effort to determine the relative proportions of mixed-use products or services that may be attributable to research services. The portion attributable to research services may be paid through the allocation of brokerage commissions and the Advisor pays the non-research services in cash.

In an effort to achieve efficiencies in execution and reduce trading costs, the Advisor and its affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts at the same time, generally referred to as “block trades.” When executing block trades, securities are allocated using procedures that the Advisor considers fair and equitable. Allocation guidelines are established to provide to the Advisor’s Trading Department. In some cases, various forms of pro-rata allocation are used and, in other cases, random allocation processes are used. Participation of an account in the allocation is based on considerations such as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, the amount of existing holdings (or substitutes) of the security in the account, and, when relevant, directed brokerage. In connection with certain purchase or sale programs, and in other circumstances if practicable, if multiple trades for a specific security are made with the same broker in a single day, those securities are allocated to accounts based on a weighted average purchase or sale price.

In determining whether accounts are eligible to participate in any type of initial public offering, the Advisor considers such factors as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, and the amount of existing holdings (or substitutes) of the security in the account. For initial public offerings of equities, the Advisor generally shares allocations in a pro rata fashion based upon assets under management for those accounts eligible to participate in the initial public offering. For equity offerings, an exception may be made when the allocation is so small that it may create transaction costs that diminish the benefit of the trade or it would be unreasonably minimal relative to the size of the account. For there exceptions, the Advisor will use its best judgment to make a fair and equitable allocation, which may include, among other things, consideration of allocating to underperforming accounts or accounts where smaller lot sizes would be reasonable.

To the extent permitted by law and in accordance with procedures established by the Board of Directors, the Fund may engage in brokerage transactions with brokers that are affiliates of the Advisor. The Fund has adopted procedures which are reasonably designed to provide that commissions or other remuneration paid to affiliated brokers of the Advisor or Sub-Advisors do not exceed the usual and customary broker’s commission.

Financial Highlights - Equities Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I or Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company’s financial statements, are included in the annual report, which is available upon request.

TCW Equities Fund

Class I Shares

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Year	$17.30	$15.00	$13.64	$12.09	$9.75

Income from Investment Operations:
Net Investment Income(1)	0.16	0.17	0.11	0.10	0.08
Net Realized and Unrealized Gain on Investments	1.39	2.27	1.38	1.52	2.36

Total from Investment Operations	1.55	2.44	1.49	1.62	2.44

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.14)	(0.13)	(0.07)	(0.10)
Distributions from Net Realized Gain	(1.17)	—	—	—	—

Total Distributions	(1.37)	(0.14)	(0.13)	(0.07)	(0.10)

Net Asset Value per Share, End of Year	$17.48	$17.30	$15.00	$13.64	$12.09

Total Return	9.47%	16.37%	10.99%	13.40%	25.26%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$69,172	$87,202	$93,495	$118,025	$107,731
Ratio of Expenses to Average Net Assets	0.76%	0.75%	0.77%	0.74%	0.79%
Ratio of Net Investment Income to Average Net Assets	0.92%	1.06%	0.78%	0.77%	0.74%
Portfolio Turnover Rate	48.92%	30.87%	32.31%	49.31%	60.52%

[1]	Computed using average shares throughout the period.

TCW Equities Fund

Class N Shares

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Year	$17.25	$14.91	$13.57	$12.05	$9.72

Income from Investment Operations:
Net Investment Income(1)	0.06	0.10	0.02	0.01	0.01
Net Realized and Unrealized Gain on Investments	1.40	2.24	1.38	1.51	2.36

Total from Investment Operations	1.46	2.34	1.40	1.52	2.37

Less Distributions
Distributions from Net Investment Income	(0.13)	—	(0.06)	—	(0.04)
Distributions from Net Realized Gain	(1.17)	—	—	—	—

Total Distributions	(1.30)	—	(0.06)	—	(0.04)

Net Asset Value per Share, End of Year	$17.41	$17.25	$14.91	$13.57	$12.05

Total Return	8.86%	15.69%	10.32%	12.62%	24.48%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$4,132	$7,039	$10,931	$6,800	$3,916
Ratio of Net Expenses to Average Net Assets:
Before Expense Reimbursement	1.34%	1.30%	1.60%	1.84%	2.42%
After Expense Reimbursement	1.33%	N/A	1.42%	1.42%	1.40%
Ratios of Net Investment Income to Average Net Assets	0.35%	0.61%	0.12%	0.10%	0.07%
Portfolio Turnover Rate	48.92%	30.87%	32.31%	49.31%	60.52%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights - Focused Equities Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I or Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N Shares of the Fund commenced operations on March 1, 2001) . These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company’s financial statements, are included in the annual report which is available upon request.

TCW Focused Equities Fund

Class I Shares

	Year Ended October 31		November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005
	2007	2006
Net Asset Value per Share, Beginning of Period	$14.34	$12.28	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.07	0.02	(0.02)
Net Realized and Unrealized Gain on Investments	1.34	2.04	2.30

Total from Investment Operations	$1.41	$2.06	$2.28

Less Distributions:
Distributions from Net Investment Income	(0.03)	—	—

Net Asset Value per Share, End of Period	$15.72	$14.34	$12.28

Total Return	9.86%	16.78%	11.94%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,176	$4,689	$— (2)
Ratio of Net Expenses to Average Net Assets:
Before Expense Reimbursement	1.18%	2.25%	416.31%
After Expense Reimbursement	N/A	1.38%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.38%	0.13%	(0.21)%
Portfolio Turnover Rate	63.43%	37.47%	42.82%

(1)	Computed using the average shares outstanding throughout the period.
(2)	Amount rounds to less than $1 (in thousands).

TCW Focused Equities Fund

Class N

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Year	$14.31	$12.28	$10.97	$9.51	$7.50

Income from Investment Operations:
Net Investment Income (Loss)(1)	0.04	0.04	0.01	(0.01)	— (2)
Net Realized and Unrealized Gain (Loss) on Investments	1.35	2.01	1.30	1.47	2.03

Total from Investment Operations	1.39	2.05	1.31	1.46	2.03

Less Distributions
Distributions from Net Investment Income	(0.03)	(0.01)	—	—	(0.02)
Distributions from Net Realized Gain	—	(0.01)	—	—	—

Total Distributions	(0.03)	(0.02)	—	—	(0.02)

Net Asset Value per Share, End of Year	$15.67	$14.31	$12.28	$10.97	$9.51

Total Return	9.74%	16.75%	11.94%	15.35%	27.13%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$35,509	$23,604	$2,251	$1,952	$996
Ratio of Net Expenses to Average Net Assets
Before Expense Reimbursement	1.27%	1.42%	3.43%	3.56%	7.37%
After Expense Reimbursement	N/A	1.38%	1.38%	1.41%	1.40%
Ratios of Net Investment (Loss) to Average Net Assets	0.30%	0.33%	0.05%	(0.06)%	0.04%
Portfolio Turnover Rate	63.43%	37.47%	42.82%	67.96%	68.28%

(1)	Computed using the average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01.

APPENDIX E

Beneficial Ownership of Equities Fund

As of the Record Date, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Equities Fund:

Name and Address	Class	Type of Ownership	% of Fund before Reorganization	% of Fund after Reorganization

[* For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, this shareholder and its affiliates may be deemed to be controlling the Equities Fund.]

Beneficial Ownership of Focused Equities Fund

As of the Record Date, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Focused Equities Fund:

Name and Address	Class	Type of Ownership	% of Fund before Reorganization	% of Fund after Reorganization

[*For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, this shareholder and its affiliates may be deemed to be controlling the Focused Equities Fund.]

E-1

Two Easy Ways to Vote

To vote by Telephone 1) Read the Prospectus/Proxy Statement and have your Proxy Card in hand. 2) Call 1-800- - . 3) Follow the simple instructions.	To vote by Mail 1) Read the Prospectus/Proxy Statement. 2) Check the appropriate box on the Proxy Card below. 3) Sign and date the Proxy Card below. 4) Return the Proxy Card in the envelope provided.

If you vote by Telephone, do not return your proxy card by mail.

TCW EQUITIES FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON [DATE], 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Philip K. Holl, William C. Sonneborn and Michael E. Cahill or any one or more of them, proxies, with full power of substitution, to vote all shares of the TCW Equities Fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 on Monday, August 18, 2008 at 9:00 a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an “x” in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	The approval of the Agreement and Plan of Reorganization which provides for: (i) the transfer of all of the assets and liabilities of the Fund to the TCW Focused Equities Fund (the “Focused Equities Fund”); (ii) the issuance of Class I and Class N shares, as applicable, of the Focused Equities Fund to holders of the Class I and Class N shares, respectively, of the Fund; (iii) the subsequent complete liquidation of the Fund; and (iv) an amendment to the Articles of Incorporation of TCW Funds, Inc. reclassifying the Class I and Class N shares of the Fund into Class I and Class N shares, respectively, of the Focused Equities Fund to become effective after the Closing.

FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponement thereof.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign below exactly as your name(s) appears on this proxy card. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee, guardian or in some other representative capacity, please give the full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name be authorized person.

Signature	Date

Signature (if held jointly)	Date

PART B

TCW Focused Equities Fund

Statement of Additional Information

July     , 2008

Acquisition of the Assets and Liabilities of the TCW Equities Fund (a series of the TCW Funds, Inc.) 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017	By and in Exchange for Shares of TCW Focused Equities Fund (a series of the TCW Funds, Inc.) 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017

This Statement of Additional Information is available to the shareholders of the TCW Equities Fund (the “Equities Fund”) in connection with a proposed transaction (the “Reorganization”) whereby all of the assets and liabilities of the Equities Fund, a series of the TCW Funds, Inc. (the “Company”) will be transferred to the TCW Focused Equities Fund (the “Focused Equities Fund”) in exchange for shares of the Focused Equities Fund.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated                      relating to the Reorganization of the Equities Fund (the “Prospectus/Proxy Statement”) may be obtained, without charge, by writing to TCW Funds at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or calling 1-800-FUND-TCW. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

This Statement of Additional Information consists of a cover page, Pro Forma Financial Statements of the Focused Equities Fund after giving effect to the proposed Reorganization described in the Prospectus/Proxy Statement, and the following documents incorporated by reference:

1.	The Statement of Additional Information of the Equities Fund and the Focused Equities Fund dated February 29, 2008.

2.	The Financial Statements of the Equities Fund included in the Annual Report of the Company for the year ended October 31, 2007.

3.	The Financial Statements of the Focused Equities Fund included in the Annual Report of the Company for the year ended October 31, 2007.

Pro Forma Financial Statements

Shown below are unaudited pro forma financial statements for the combined Focused Equities Fund, assuming the Reorganization, as more fully described in the combined Prospectus/Proxy Statement dated                     , 2008, had been consummated as of April 30, 2008. We have estimated these pro forma numbers in good faith.

Additional information regarding the performance of the Funds is contained in Appendix B and Appendix C to the Prospectus/Proxy Statement.

The first table presents pro forma Statements of Assets and Liabilities for the combined Focused Equities Fund. The second table presents pro forma Statements of Operations for the combined Focused Equities Fund. The third table presents pro forma Portfolio of Investments for the combined Focused Equities Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

TCW FOCUSED EQUITIES FUND

PRO FORMA

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

AS OF APRIL 30, 2008

	TCW EQUITIES FUND (Acquired Fund)		TCW FOCUSED EQUITIES FUND (Acquiring Fund)		PRO FORMA ADJUSTMENT		PRO FORMA COMBINED
	(Dollar Amounts in Thousands)
ASSETS
Investments, at Value(1),(2)	72,311		53,588				125,899
Receivable for Securities Sold	999		686				1,685
Receivable for Fund Shares Sold	1		8				9
Interest and Dividends Receivable	57		42				99

Total Assets	73,368		54,324				127,692

LIABILITIES
Payable for Securities Purchased	349		1,119				1,468
Payable for Fund Shares Redeemed	3		—				3
Payable Upon Return of Securities Loaned(2)	15,456		8,591				24,047
Disbursements in Excess of Available Cash	367		—				367
Accrued Directors’ Fees and Expenses	4		4				8
Accrued Compliance Expense	—	(3)	—				—	(3)
Accrued Management Fees	24		23				47
Accrued Distribution Fees	—		7				7
Other Accrued Expenses	77		50				127

Total Liabilities	16,280		9,794				26,074

NET ASSETS	57,088		44,530				101,618

NET ASSETS CONSIST OF:
Paid-in Capital	43,636		39,958				83,594
Accumulated Net Realized Gain (Loss) on Investments	1,288		(1,699)				(411)
Unrealized Appreciation of Investments	12,105		6,205				18,310
Undistributed Net Investment Income	59		66				125

NET ASSETS	57,088		44,530				101,618

NET ASSETS ATTRIBUTABLE TO:
I Class Share	54,944		6,822				61,766

N Class Share	2,144		37,708				39,852

K Class Share	—	(3)

CAPITAL SHARES OUTSTANDING:
TCW Equities Fund
I Class Share	3,814,948				(3,814,948	)(5)	—

N Class Share	148,560				(148,560	)(6)	—

K Class Share	12				(12	)(7)

TCW Focused Equities Fund
I Class Share			449,798		3,621,939	(5)	4,071,737

N Class Share			2,493,620		141,754	(6)	2,635,374

NET ASSET VALUE PER SHARE:
I Class Share	14.40	(4)	15.17	(4)			15.17	(4)

N Class Share	14.43	(4)	15.12	(4)			15.12	(4)

K Class Share	16.07	(4)

(1)	The identified cost for the TCW Equities Fund, the TCW Focused Equities Fund and the Pro Forma TCW Focused Equities Fund at April 30, 2008 was $60,206, $47,383, and $77,589, respectively.
(2)	The market value of securities lent for the TCW Equities Fund, the TCW Focused Equities Fund, and the Pro Forma TCW Focused Equities Fund at April 30, 2008 was $15,125, $8,410, and $23,535, respectively.
(3)	Amount rounds to less than $1.
(4)	Represents offering price and redemption price per share.
(5)	Acquisition by TCW Focused Equities Fund I Class of all assets of TCW Equities Fund I Class and issuance of TCW Focused Equities Fund I Class shares in exchange for all of the outstanding shares of TCW Equities Fund I Class.
(6)	Acquisition by TCW Focused Equities Fund N Class of all assets of TCW Equities Fund N Class and issuance of TCW Focused Equities Fund N Class shares in exchange for all of the outstanding shares of TCW Equities Fund N Class.
(7)	All TCW Equities Fund K Class shares will be redeemed prior to reorganization.

TCW FOCUSED EQUITIES FUND

PRO FORMA

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED APRIL 30, 2008

	TCW EQUITIES FUND (Acquired Fund)		TCW FOCUSED EQUITIES FUND (Acquiring Fund)	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
	(Dollar Amounts in Thousands)
INVESTMENT INCOME
Income:	1,187	(1)	670 (2)	—		1,857
Dividends	25		19	—		44
Interest	41	(3)	31 (3)	—		72

Net Security Lending Income
Total	1,253		720	—		1,973

Expenses:
Management Fees	389		276			665
Accounting Service Fees	17		8	(5	)(5)	20
Administration Fees	35		15	(12	)(5)	38

Administrative Service Fees	—	(4)	—			—
K Class
Transfer Agent Fees
I Class	8		8	5	(6)	21
N Class	9		14	(5	)(5)	18
K Class	6		—			6
Custodian Fees	19		21	(17	)(5)	23
Professional Fees	30		29	(21	)(5)	38
Directors’ Fees and Expenses	13		13	(11	)(5)	15
Registration Fees:
I Class	18		15	(17	)(5)	16
N Class	10		22	(13	)(5)	19
K Class	2		—	(2	)(5)	—
Distribution Fees:
N Class	9		88			97
K Class	—	(4)	—			—
Compliance Expense	2		2	(1	)(5)	3
Other	26		18	(14	)(5)	30

Total	593		529	(99)		1,009

Less Expenses Borne by Investment Advisor and Distributor:
I Class	—		—	—		—
N Class	7		—	(7	)(7)	—
K Class	9		—	(9	)(7)	—

Net Expenses	577		529	(83)		1,009

Net Investment Income	676		191	83		964

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	3,710		(2,152)			1,558
Change in Unrealized Appreciation (Depreciation) on Investments	(6,629)		1,611			(5,018)

Net Realized and Unrealized Loss on Investments	(2,919)		(541)	—		(3,460)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(2,243)		(350)	83		(2,496)

(1)	Net of foreign taxes withheld of $7.
(2)	Net of foreign taxes withheld of $5.
(3)	Net of broker fees.
(4)	Amount rounds to less than $1.
(5)	Decrease due to the elimination of duplicative expenses achieved by merging the funds.
(6)	Transfer agent fees for I Class is expected to increase based on combined activity.
(7)	Combined expenses with respect to combined net assets would have brought the expense ratio under the expense cap for the twelve months ended April 30, 2008.

TCW FOCUSED EQUITIES FUND

PRO FORMA

SCHEDULE OF INVESTMENTS (UNAUDITED)

AS OF APRIL 30, 2008

Number of Shares				Footnote	Cost			Value			Pro Forma Combined Percentage of Net Assets
TCW Equities Fund	TCW Focused Equities Fund	Pro Forma Combined			TCW Equities Fund	TCW Focused Equities Fund	Pro Forma Combined	TCW Equities Fund	TCW Focused Equities Fund	Pro Forma Combined
			Common Stock

			Aerospace & Defense
26,610	25,800	52,410	Honeywell International, Inc.		$1,228,059	$1,123,349	$2,351,408	$1,580,634	$1,532,520	$3,113,154
15,065	17,600	32,665	Lockheed Martin Corp.		1,036,977	1,514,679	2,551,656	1,597,493	1,866,304	3,463,797
6,240	6,105	12,345	Northrop Grumman Corp.	(1)	338,182	353,179	691,361	459,077	449,145	908,222
3,940	6,060	10,000	Precision Castparts Corp.		468,986	721,318	1,190,304	463,186	712,413	1,175,599
11,900		11,900	United Technologies Corp.		856,799		856,799	862,393		862,393
			Total Aerospace & Defense		3,929,003	3,712,525	7,641,528	4,962,783	4,560,382	9,523,165	9.4%

			Air Freight & Logistics
11,815		11,815	FedEx Corp.	(1)	1,215,843		1,215,843	1,132,704		1,132,704
11,912		11,912	United Parcel Service, Inc.		882,839		882,839	862,548		862,548
			Total Air Freight & Logistics		2,098,682		2,098,682	1,995,252		1,995,252	2.0%

			Biotechnology
14,815	14,300	29,115	Genzyme Corp.	(2)	1,054,237	1,056,496	2,110,733	1,042,235	1,006,005	2,048,240
			Total Biotechnology		1,054,237	1,056,496	2,110,733	1,042,235	1,006,005	2,048,240	2.0%

			Capital Markets
27,230		27,230	Charles Schwab Corp. (The)		440,148		440,148	588,168		588,168
4,914	3,865	8,779	Goldman Sachs Group, Inc.		546,781	676,735	1,223,516	940,392	739,645	1,680,037
20,435	18,700	39,135	Lehman Brothers Holdings, Inc.	(1)	1,077,991	993,497	2,071,488	904,045	827,288	1,731,333
23,200		23,200	Morgan Stanley	(1)	1,070,186		1,070,186	1,127,520		1,127,520
			Total Capital Markets		3,135,106	1,670,232	4,805,338	3,560,125	1,566,933	5,127,058	5.0%

			Chemicals
15,365	9,965	25,330	Air Products & Chemicals, Inc.	(1)	768,905	618,385	1,387,290	1,512,377	980,855	2,493,232
27,112	30,475	57,587	Ecolab, Inc.	(1)	814,282	1,142,091	1,956,373	1,246,068	1,400,631	2,646,699
5,450		5,450	Praxair, Inc.		97,995		97,995	497,639		497,639
			Total Chemicals		1,681,182	1,760,476	3,441,658	3,256,084	2,381,486	5,637,570	5.5%

			Commercial Banks
59,567	46,825	106,392	Wells Fargo & Co.	(1)	1,462,379	1,458,563	2,920,942	1,772,118	1,393,044	3,165,162
			Total Commercial Banks		1,462,379	1,458,563	2,920,942	1,772,118	1,393,044	3,165,162	3.1%

Number of Shares				Footnote	Cost			Value			Pro Forma Combined Percentage of Net Assets
TCW Equities Fund	TCW Focused Equities Fund	Pro Forma Combined			TCW Equities Fund	TCW Focused Equities Fund	Pro Forma Combined	TCW Equities Fund	TCW Focused Equities Fund	Pro Forma Combined
			Commercial Services & Supplies
29,500	27,400	56,900	Waste Management, Inc.		1,121,494	1,020,950	2,142,444	1,064,950	989,140	2,054,090
			Total Commercial Services & Supplies		1,121,494	1,020,950	2,142,444	1,064,950	989,140	2,054,090	2.0%

			Communications Equipment
19,100		19,100	Corning, Inc.		389,610		389,610	510,161		510,161
37,000	37,800	74,800	Nokia Oyj		849,956	1,005,110	1,855,066	1,112,590	1,136,646	2,249,236
			Total Communications Equipment		1,239,566	1,005,110	2,244,676	1,622,751	1,136,646	2,759,397	2.7%

			Diversified Financial Services
30,787	29,850	60,637	Citigroup, Inc.	(1)	1,374,090	1,362,162	2,736,252	777,988	754,310	1,532,298
48,908	43,125	92,033	JPMorgan Chase & Co.		1,900,311	1,891,447	3,791,758	2,330,466	2,054,906	4,385,372
			Total Diversified Financial Services		3,274,401	3,253,609	6,528,010	3,108,454	2,809,216	5,917,670	5.8%

			Electric Utilities
11,080	14,665	25,745	Exelon Corp.		552,026	827,300	1,379,326	947,118	1,253,564	2,200,682
			Total Electric Utilities		552,026	827,300	1,379,326	947,118	1,253,564	2,200,682	2.2%

			Electrical Equipment
18,880	15,825	34,705	Emerson Electric Co.		638,654	650,929	1,289,583	986,669	827,015	1,813,684
			Total Electrical Equipment		638,654	650,929	1,289,583	986,669	827,015	1,813,684	1.8%

			Energy Equipment & Services
13,350		13,350	Baker Hughes, Inc.	(1)	877,458		877,458	1,079,748		1,079,748
39,785	42,460	82,245	Halliburton Co.	(1)	687,498	1,345,348	2,032,846	1,826,529	1,949,339	3,775,868
4,420	8,575	12,995	Noble Corp.		157,012	272,263	429,275	248,758	482,601	731,359
17,260	20,235	37,495	Schlumberger, Ltd.		916,920	1,322,199	2,239,119	1,735,493	2,034,629	3,770,122
8,262	9,553	17,815	Transocean, Inc.	(1), (2)	222,531	666,081	888,612	1,218,314	1,408,685	2,626,999
14,800	20,800	35,600	Weatherford International, Ltd.	(1), (2)	923,482	1,322,901	2,246,383	1,193,916	1,677,936	2,871,852
			Total Energy Equipment & Services		3,784,901	4,928,792	8,713,693	7,302,758	7,553,190	14,855,948	14.6%

			Food & Staples Retailing
4,775		4,775	Costco Wholesale Corp.		160,343		160,343	340,219		340,219
			Total Food & Staples Retailing		160,343		160,343	340,219		340,219	0.3%

			Food Products
32,200		32,200	ConAgra Foods, Inc.		802,432		802,432	758,632		758,632
			Total Food Products		802,432		802,432	758,632		758,632	0.7%

Number of Shares				Footnote	Cost			Value			Pro Forma Combined Percentage of Net Assets
TCW Equities Fund	TCW Focused Equities Fund	Pro Forma Combined			TCW Equities Fund	TCW Focused Equities Fund	Pro Forma Combined	TCW Equities Fund	TCW Focused Equities Fund	Pro Forma Combined
			Health Care Providers & Services
24,600	26,300	50,900	Cardinal Health, Inc.		1,586,807	1,730,752	3,317,559	1,280,922	1,369,441	2,650,363
25,575	24,090	49,665	McKesson Corp.	(1)	1,288,051	1,344,303	2,632,354	1,332,969	1,255,571	2,588,540
			Total Health Care Providers & Services		2,874,858	3,075,055	5,949,913	2,613,891	2,625,012	5,238,903	5.2%

			Household Products
35,600	32,600	68,200	Procter & Gamble Co. (The)		2,264,112	2,079,621	4,343,733	2,386,980	2,185,830	4,572,810
			Total Household Products		2,264,112	2,079,621	4,343,733	2,386,980	2,185,830	4,572,810	4.5%

			Insurance
7,375		7,375	Allstate Corp.		328,275		328,275	371,405		371,405
17,800	13,850	31,650	American International Group, Inc.		1,078,401	866,255	1,944,656	822,360	639,870	1,462,230
3,650		3,650	Hartford Financial Services Group		243,726		243,726	260,135		260,135
			Total Insurance		1,650,402	866,255	2,516,657	1,453,900	639,870	2,093,770	2.1%

			Machinery
22,485	16,650	39,135	Danaher Corp.	(1)	1,009,376	1,013,384	2,022,760	1,754,280	1,299,033	3,053,313
12,915	15,795	28,710	Flowserve Corp.		909,370	1,169,363	2,078,733	1,602,622	1,960,002	3,562,624
			Total Machinery		1,918,746	2,182,747	4,101,493	3,356,902	3,259,035	6,615,937	6.5%

			Metals & Mining
9,100		9,100	Allegheny Technologies, Inc.	(1)	907,435		907,435	626,353		626,353
6,000		6,000	Freeport-McMoRan Copper & Gold, Inc.	(1)	554,964		554,964	682,500		682,500
			Total Metals & Mining		1,462,399		1,462,399	1,308,853		1,308,853	1.3%

			Multiline Retail
23,430	24,705	48,135	Kohl’s Corp.	(1), (2)	1,061,937	1,161,657	2,223,594	1,144,556	1,206,839	2,351,395
			Total Multiline Retail		1,061,937	1,161,657	2,223,594	1,144,556	1,206,839	2,351,395	2.3%

			Oil, Gas & Consumable Fuels
5,000	10,000	15,000	Apache Corp.		213,621	682,546	896,167	673,400	1,346,800	2,020,200
30,571	17,840	48,411	Exxon Mobil Corp.	(1)	1,170,949	1,123,276	2,294,225	2,845,243	1,660,369	4,505,612
8,770		8,770	Peabody Energy Corp.	(1)	88,270		88,270	536,110		536,110
11,815		11,815	Valero Energy Corp.	(1)	689,721		689,721	577,163		577,163
			Total Oil, Gas & Consumable Fuels		2,162,561	1,805,822	3,968,383	4,631,916	3,007,169	7,639,085	7.5%

Number of Shares				Footnote	Cost			Value			Pro Forma Combined Percentage of Net Assets
TCW Equities Fund	TCW Focused Equities Fund	Pro Forma Combined			TCW Equities Fund	TCW Focused Equities Fund	Pro Forma Combined	TCW Equities Fund	TCW Focused Equities Fund	Pro Forma Combined
			Pharmaceuticals
19,900	23,800	43,700	Johnson & Johnson		1,300,414	1,552,480	2,852,894	1,335,091	1,596,742	2,931,833
			Total Pharmaceuticals		1,300,414	1,552,480	2,852,894	1,335,091	1,596,742	2,931,833	2.9%

			Road & Rail
8,900		8,900	CSX Corp.	(1)	247,502		247,502	560,255		560,255
18,650	21,585	40,235	Norfolk Southern Corp.	(1)	622,298	1,040,853	1,663,151	1,111,167	1,286,034	2,397,201
			Total Road & Rail		869,800	1,040,853	1,910,653	1,671,422	1,286,034	2,957,456	2.9%

			Semiconductors & Semiconductor Equipment
31,090	42,215	73,305	Microchip Technology, Inc.	(1)	1,103,686	1,524,748	2,628,434	1,142,557	1,551,401	2,693,958
48,505	46,580	95,085	Texas Instruments, Inc.	(1)	1,402,157	1,353,810	2,755,967	1,414,406	1,358,273	2,772,679
			Total Semiconductors & Semiconductor Equipment		2,505,843	2,878,558	5,384,401	2,556,963	2,909,674	5,466,637	5.4%

			Specialty Retail
6,235		6,235	Best Buy Co., Inc.	(1)	255,432		255,432	268,230		268,230
29,600		29,600	Lowe’s Companies, Inc.	(1)	896,066		896,066	745,624		745,624
20,500		20,500	TJX Companies, Inc. (The)	(1)	592,727		592,727	660,510		660,510
			Total Specialty Retail		1,744,225		1,744,225	1,674,364		1,674,364	1.6%

			Total Common Stock		44,749,703	37,988,030	82,737,733	56,854,986	44,192,826	101,047,812	99.4%

			Short-Term Investments
			Money Market Investments
15,456,037	8,590,561	24,046,598	State Street Navigator Securities Lending Trust, 2.79%	(3)	15,456,037	8,590,561	24,046,598	15,456,037	8,590,561	24,046,598
			Total Money Market Investments

Principal Amount

			Other Short Term Investments
	804,846	804,846	State Street Bank & Trust Depository Reserve, 1.1%			804,846	804,846		804,846	804,846

			Total Short-Term Investments		15,456,037	9,395,407	24,851,444	15,456,037	9,395,407	24,851,444	24.5%

			Total Investments		$60,205,740	$47,383,437	$107,589,177	72,311,023	53,588,233	125,899,256	123.9%

			Liabilities in Excess of Other Assets					(15,222,687)	(9,058,450)	(24,281,137)	-23.9%

			Net Assets					$57,088,336	$44,529,783	$101,618,119	100.0%

Footnotes:

(1)	Security partially or fully lent.
(2)	Non-income producing security.
(3)	Represents investment of security lending collateral.

Combined Focused Equities Fund

Notes to Pro Form Financial Statements

(Unaudited)

Note 1 — Basis of Combination

The unaudited Pro Forma Combining Schedule of Investments, Pro Forma Combining Statements of Assets and Liabilities and Pro Forma Combining Statement of Operations reflect the accounts of the Equities Fund and Focused Equities Fund (the “Funds”) as of and for the period ended April 30, 2008. These statements have been derived from the Funds’ books and records utilized in calculated daily net asset value at April 30, 2008.

The pro forma statements give effect to the proposed transfer of assets and assumption of liabilities of the Equities Fund in exchange for shares of the Focused Equities Fund. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods for the Equities Fund will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligation under the Agreement and Plan of Reorganization.

The Pro Forma Combining Schedule of Investments, Pro Forma Combining Statements of Assets and Liabilities and Pro Forma Combining Statement of Operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Security Valuations: Securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available, are valued at the latest bid price.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board of Directors.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value of the 61st day prior to maturity.

Security Lending: The Funds may lend their securities to qualified brokers. The loans are collateralized at all times with cash or other money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. See Note 3.

Note 3 — Security Lending

The Funds listed below have outstanding securities on loan at April 30, 2008. The loans were collateralized with cash which were invested in short-term instruments (amounts in thousands).

	Market Value of Loaned Securities	Collateral Value
TCW Equities Fund	$15,125	$15,456
TCW Focused Equities Fund	8,410	8,591

Note 4 — Federal Income Taxes

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Focused Equities Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Note 5 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There are no restricted securities (excluding 144A issues) at April 30, 2008.

PART C

Other Information

Item 15.	Indemnification

Under Article Eighth, Section (9) of the Articles of Incorporation of TCW Funds, Inc. (the “Registrant”), directors and officers of the Registrant will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(i) of the Investment Company Act of 1940. Such indemnification rights are also limited by Article 9.01 of the Registrant’s Bylaws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)(a)	Form of Articles of Incorporation. — /1/, /17/

(1)(b)	Form of Articles of Amendment. — /2/, /17/

(1)(c)	Form of Articles Supplementary. — /3/, /17/

(1)(d)	Form of Articles Supplementary. — /4/, /17/

(1)(e)	Form of Articles Supplementary. — /5/, /17/

(1)(f)	Form of Articles of Amendment. — /6/

(1)(g)	Form of Articles of Amendment. — /9/

(1)(h)	Form of Articles of Amendment. — /9/

(1)(i)	Form of Articles Supplementary. — /9/

(1)(j)	Form of Articles Supplementary. — /12/

(1)(k)	Form of Articles Supplementary. — /14/

(1)(l)	Form of Articles of Amendment. — /14/

(1)(m)	Form of Articles Supplementary. — /15/

(1)(n)	Form of Articles of Amendment. — /16/

(1)(o)	Form of Articles of Amendment. — /18/

(1)(p)	Form of Articles of Amendment. — /19/

(1)(q)	Form of Articles Supplementary. — /20/

(1)(r)	Form of Articles of Amendment. — /20/

(1)(s)	Form of Articles of Amendment. — /21/

(1)(t)	Form of Articles Supplementary. — /22/

(1)(u)	Form of Articles Supplementary. — /24/

(1)(v)	Form of Articles Supplementary. — /26/

(1)(w)	Form of Articles of Amendment. — /27/

(1)(x)	Form of Articles Supplementary. — /29/

(1)(y)	Form of Articles of Amendment. — /30/

(1)(z)	Form of Articles of Amendment. — /31/

(1)(aa)	Form of Articles of Amendment. — /32/

(1)(bb)	Form of Articles Supplementary. — /32/

(2)(a)	Bylaws. — /1/, /17/

(2)(b)	Amendment No. 1 to By-laws. — /11/

(2)(c)	Amendment No. 2 to By-laws. — /17/

(2)(d)	Amendment No. 3 to By-laws. — /23/

PART C-2

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization between the Equities Fund and the Focused Equities Fund.

(5)	No other than as set forth in Exhibits 1 and 2.

(6)(a)	Form of Amended and Restated Investment Advisory and Management Agreement between the Registrant and TCW Funds Management, Inc. — /9/

(6)(b)	Form of Amendment No. 1 to Amended and Restated Investment Advisory and Management Agreement between the Registrant and TCW Investment Management Company (previously named TCW Funds Management, Inc.). — /12/

(6)(c)	Form of Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International, Limited. — /7/

(6)(d)	Form of Addendum to Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International Limited. — /8/

(6)(e)	Form of Amendment No. 1 to Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International Limited. — /11/

(6)(f)	Form of Investment Advisory and Management Agreement between the Registrant and TCW Investment Management Company (previously named TCW Funds Management, Inc.). — /14/

(6)(g)	Form of Amendment No. 1 to Investment Advisory and Management Agreement between the Registrant and TCW Investment Management Company. — /17/

(6)(h)	Form of Sub-Advisory Agreement between TCW Investment Management Company and Société Générale Asset Management International Ltd. — /19/

(6)(i)	Form of Sub-Advisory Agreement between TCW Investment Management Company and SGY Asset Management (Singapore) Ltd. — /19/

(6)(j)	Form of Amendment No. 2 to Investment Advisory and Management Agreement between the Registrant and TCW Investment Management Company. — /20/

(6)(k)	Form of Amendment No. 3 to Investment Advisory and Management Agreement between the Registrant and TCW Investment Management Company. — /22/

(6)(l)	Form of Amendment No. 4 to Investment Advisory and Management Agreement between the Registrant and TCW Investment Management Company. — /26/

PART C-3

(6)(m)	Form of Amendment No. 5 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company - /29/

(6)(n)	Form of Amendment No. 6 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company - /30/

(6)(o)	Form of Amendment No. 7 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company – /33/

(7)(a)	Form of Amended and Restated Distribution Agreement between the Registrant and TCW Brokerage Services. — /9/

(7)(b)	Form of Dealer Agreement. — /21/

(8)	Not Applicable.

(9)(a)	Form of Custodian Agreement between the Registrant and Investors Bank & Trust Company. — /9/

(9)(a)(1)	Form of Amendment No. 1 to Appendix A to the Custodian Agreement between the Registrant and Investors Bank and Trust Company. — /17/

(9)(b)	Form of Custodian Agreement between the Registrant and Investors Bank and Trust Company. — /32/

(9)(c)	Form of Delegation Agreement between the Registrant and Investors Bank & Trust Company. — /9/

(10)(a)	Form of the Registrant’s Class N Shares Distribution Plan. — /9/

(10)(b)	Form of Amended and Restated Plan Pursuant to Rule 18f-3. — /17/

(11)	Opinion and Consent of Counsel.

(12)	Form of Opinion and Consent of Counsel supporting tax matters and consequences.

(13)(a)	Form of Transfer Agency Services Agreement between Registrant and U.S. Bancorp Fund Services, LLC — /26/

(13)(b)	Form of Administration Agreement between the Registrant and Investors Bank & Trust Company. — /9/

(13)(b)(1)	Form of Amendment No. 1 to Appendix A to the Administration Agreement between the Registrant and Investors Bank & Trust Company. — /16/

PART C-4

(13)(c)	Form of Administration Agreement between the Registrant and Investors Bank & Trust Company. — /32/

(13)(d)	Form of Securities Lending Agency Agreement between the Registrant and Investors Bank & Trust Company. — /9/

(13)(d)(1)	Form of Amendment No. 1 to Schedule A to the Securities Lending Agency Agreement between the Registrant and Investors Bank & Trust Company. —/17/

(13)(d)(2)	Form of Amendment Agreement to the Securities Lending Agency Agreement between the Registrant and Investors Bank & Trust Company. — /32/

(14)	Consent of Deloitte & Touche LLP.

(15)	None

(16)	Powers of Attorney. — /11/, /16/, /19/, /20/

(17)	None.

1.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on September 22, 1992.
2.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on November 26, 1993.
3.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on March 23, 1994.
4.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on August 18, 1994.
5.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on April 21, 1995.
6.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed April 2, 1998.
7.	Incorporated herein by reference to the Registrant’s Registration Statement filed on December 21, 1995.
8.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on October 31, 1997.

PART C-5

9.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on December 30, 1998.
10.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on March 1, 1999.
11.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on February 29, 2000.
12.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on August 17, 2000.
13.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on December 15, 2000.
14.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on March 1, 2001.
15.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on June 6, 2001.
16.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on August 27, 2001.
17.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on November 15, 2001.
18.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on July 12, 2002.
19.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2003.
20.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on December 17, 2003.
21.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on March 1, 2004.
22.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on July 30, 2004.
23.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on November 1, 2004.

PART C-6

24.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on December 23, 2004.
25.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on February 24, 2005.
26.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on November 23, 2005.
27.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on December 23, 2005.
28.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2006.
29.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on June 8, 2006.
30.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on December 21, 2006.
31.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2007.
32.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on October 15, 2007.
33.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on February 29, 2008.

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration

PART C-7

statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

PART C-8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and the State of California on the 30th day of May, 2008.

TCW Funds, Inc.

By:	/s/ Philip K. Holl
Philip K. Holl
Secretary

Pursuant to the Requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

*		May 30, 2008
Patrick C. Haden	Chairman and Director

*		May 30, 2008
Samuel P. Bell	Director

*		May 30, 2008
Thomas E. Larkin, Jr.	Director

*		May 30, 2008
John A. Gavin	Director

*		May 30, 2008
Marc I. Stern	Director

*		May 30, 2008
Richard W. Call	Director

*		May 30, 2008
Matthew K. Fong	Director

*		May 30, 2008
Charles A. Parker	Director

PART C-9

/s/ David S. DeVito		May 30, 2008
David S. DeVito	Treasurer (Principal Financial and Accounting Officer)

/s/ William C. Sonneborn		May 30, 2008
William C. Sonneborn	President (Principal Executive Officer)

*By:	/s/ Philip K. Holl
Philip K. Holl
Attorney-in-Fact

PART C-10